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                                                                   EXHIBIT 10.23

ARTICLE ONE:  BASIC TERMS

     This Article On contains the Basic Terms of this Lease between the Landlord and Tenant named below. Other Articles, Sections and Paragraphs of the Lease referred to in this Article One explain and define the Basic Terms and are to be read in conjunction with the Basic Terms.

          Section 1.01. Date of Lease: December 22, 1995

          Section 1.02. Landlord (include legal entity): DiNapoli, DiNapoli and Mulcahy Trust, a California general partnership.
     Address of Landlord:  99 Almaden Boulevard, Suite 565
                           San Jose, CA 95113

          Section 1.03. Tenant (include legal entity): Journal Communications, Inc., a Wisconsin Corporation and Imperial Printing Co., a Michigan Corporation, a wholly owned subsidiary of Journal Communications, Inc., as joint and several co-tenants.
     Address of Tenant:         333 West State Street
                                Milwaukee, Wisconsin 53201-0661

          Section 1.04. Property (include street address, approximate square footage and description): 2020 South Tenth Street, San Jose, California, approximately 141,520 +/- square foot, single story facility and connector building.

          Section 1.05. Lease Term: 9 years 1 months beginning on February 1, 1997 or such other date as is specified in this Lease, and ending on February 28, 2006.

          Section 1.06. Permitted Uses (see Article Five): Office, sales, research and development, light assembly and distribution of software products, and related legal uses.

          Section 1.07. Tenant's Guarantor (if none, so state): None

          Section 1.08. Brokers (see Article Fourteen) (if none, so state):
     Landlord's Broker: Cornish & Carey Commercial
     Tenant's Broker: CB Commercial

          Section 1.09. Commission Payable to Landlord's Broker (see Article Fourteen): per 1/11/95 Exclusive Leasing Listing Agreement.


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          Section 1.10. Initial Security Deposit (see Section 3.03): $35,000.00

          Section 1.11. Vehicle Parking Spaces Allocated to Tenant:
     Approximately 400 spaces.

          Section 1.12. Rent and Other Charges Payable by Tenant:

               (a) BASE RENT: ______________(see Rider to
          Lease)_____________________ Dollars ($______) per month, for the first
          _________ months, as provided in Section 3.01, and shall be increased on the first day of the ___________ month(s) after the Commencement Date, either (i) as provided in Section 3.02, or (ii) ______________________________________________________. (If (ii) is
          completed, then (i) and Section 3.02 are inapplicable.)

               (b) OTHER PERIODIC PAYMENTS: (i) Real Property Taxes (see Section 4.02); (ii) Utilities (see Section 4.03); (iii) Insurance Premiums (see Section 4.04); (iv) Impounds for Insurance Premiums and Property Taxes (see Section 4.07); (v) Maintenance, Repairs and Alterations (see Article Six).

          Section 1.13. Landlord's Share of Profit on Assignment or Sublease (see Section 9.05): fifty percent (50%) of the Profit (the "Landlord's Share") or profit on any assignment or sublease during the time period from the Commencement Date through October 31, 1998, so long as IBM is the sublessee/assignee.

          Section 1.14. Riders: The following Riders are attached to and made a part of this Lease (if none, so state): Rider containing (8) sections is attached hereto.


ARTICLE TWO: LEASE TERM

          Section 2.01. Lease of Property for Lease Term. Landlord leases the Property to Tenant and Tenant leases the Property from Landlord for the Lease Term. The Lease Term is for the period stated in Section 1.05 above and shall begin and end on the dates specified in Section 1.05 above, unless the beginning or end of the Lease Term is changed under any provision of this Lease. The "Commencement Date" shall be the date specified in Section 1.05 above for the beginning of the Lease Term, unless advanced or delayed under any provision of this Lease.

          Section 2.02 Delay in Commencement. Landlord shall not be liable to Tenant if Landlord does not deliver possession of the Property to Tenant on the Commencement Date. Landlord's non- delivery of the Property to Tenant on that date shall not affect this Lease or the obligations of Tenant under this Lease except that the Commencement Date shall be delayed until Landlord delivers possession of the


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     Property to Tenant and the Lease Term shall be extended for a period equal to the delay in delivery of possession of the Property to Tenant, plus the number of days necessary to end the Lease Term on the last day of a month. If Landlord does not deliver possession of the Property to Tenant within sixty (60) days after the Commencement Date, Tenant may elect to cancel this Lease by giving written notice to Landlord within ten (10) days after the sixty (60)-day period ends. If Tenant gives such notice, the Lease shall be cancelled and neither Landlord nor Tenant shall have any further obligations to the other. If Tenant does not give such notice, Tenant's right to cancel the Lease shall expire and the Lease Term shall commence upon the delivery of possession of the Property to Tenant. If delivery of possession of the Property to Tenant is delayed, Landlord and Tenant shall, upon such delivery, execute an amendment to this Lease setting forth the actual Commencement Date and expiration date of the Lease. Failure to execute such amendment shall not affect the actual Commencement Date and expiration of the Lease.

          Section 2.03. Early Occupancy. If Tenant occupies the Property prior to the Commencement Date, Tenant's occupancy of the Property shall be subject to all of the provisions of this Lease. Early occupancy of the Property shall not advance the expiration date of this Lease. Tenant shall pay Base Rent and all other charges specified in this Lease for the early occupancy period.

          Section 2.04. Holding Over. Tenant shall vacate the Property upon the expiration or earlier termination of this Lease. Tenant shall reimburse Landlord for and indemnify Landlord against all damages which Landlord incurs from Tenant's delay in vacating the Property. If Tenant does not vacate the Property upon the expiration or earlier termination of the Lease and Landlord thereafter accepts rent from Tenant, Tenant's occupancy of the Property shall be a "month-to-month" tenancy, subject to all of the terms of this Lease applicable to a month-to-month tenancy, except that the Base Rent then in effect shall be increased by twenty-five percent (25%).

ARTICLE THREE: BASE RENT

          Section 3.01. Time and Manner of Payment. Upon execution of this Lease, Tenant shall pay Landlord the Base Rent in the amount stated in Paragraph 1.12(a) above for the first month of the Lease Term. On the first day of the second month of the Lease Term and each month thereafter, Tenant shall pay Landlord the Base Rent, in advance, without offset, deduction or prior demand. The Base Rent shall be payable at Tenant Landlord's address or at such other place as Landlord may designate in writing.

          Section 3.02. [Deleted]

          Section 3.03. Security Deposit; Increases.

               (a) Upon the execution of this Lease, Tenant shall deposit with Landlord a cash Security Deposit in the amount set forth in Section
          1.10 above. Landlord may apply all or part of the Security



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          Deposit to any unpaid rent or other charges due from Tenant or to cure any other defaults of Tenant. If Landlord uses any part of the Security Deposit, Tenant shall restore the Security Deposit to its full amount within ten (10) days after Landlord's written request. Tenant's failure to do so shall be a material default under this Lease. No Interest shall be paid on the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its other accounts and no trust relationship is created with respect to the Security Deposit.

               (b) Each Time the Base Rent is increased, Tenant shall deposit additional funds with Landlord sufficient to increase the Security Deposit to an amount which bears the same relationship to the adjusted Base Rent as the initial Security Deposit bore to the Initial Base Rent.

          Section 3.04. Termination; Advance Payments. Upon termination of this Lease Agreement pursuant to Article Seven (Damage or Destruction), Article Eight (Condemnation), or any other termination not resulting from Tenant's default, and after Tenant has vacated the Property in a manner required by this Lease, Landlord shall refund or credit to Tenant (or Tenant's successor) the unused portion of the Security Deposit, any advance rent or other advance payments made by Tenant to Landlord, and any amounts paid for real property taxes and other reserves which apply to any time periods after termination of the Lease.

ARTICLE FOUR: OTHER CHARGES PAYABLE BY TENANT

          Section 4.01. Additional Rent. All charges payable to Tenant other than Base Rent are called "Additional Rent." Unless this Lease provides otherwise, Tenant shall pay all Additional Rent then due with the next monthly installment of Base Rent. The term "rent" shall mean Base Rent and Additional Rent.

          Section 4.01. Property Taxes.

          (a) Real Property Taxes. Tenant shall pay all real property taxes on the Property (including any fees, taxes or assessments against, or as a result of, any tenant improvements installed on the Property by or for the benefit of Tenant) during the Lease Term. Subject to Paragraph 4.02(c) and
     Section 4.07 below, such payment shall be made at least ten (10) days prior to the delinquency date of the taxes. Within such ten (10)-day period, Tenant shall furnish Landlord with satisfactory evidence that the real property taxes have been paid. Landlord shall reimburse Tenant for any real property taxes paid by Tenant covering any period of time prior to or after the Lease Term. If Tenant fails to pay the real property taxes when due, Landlord may pay the taxes and Tenant shall reimburse Landlord for the amount of such tax payment as Additional Rent.

          (b) Definition of "Real Property Tax." "Real property tax" means: (i) any fees, license fee, license tax, business license fee, commercial rental tax, levy, charge, assessment, penalty or tax imposed by any taxing authority against the Property; (ii) any tax on the Landlord's right to receive, or the receipt


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     of, rent or income from the Property or against Landlord's business of leasing the Property; (iii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Property by any governmental agency; (iv) any tax imposed upon this transaction or based upon a re- assessment of the Property due to a change of ownership, as defined by applicable law, or other transfer of all or part of Landlord's interest in the Property; and (v) any charge or fee replacing any tax previously included within the definition of real property tax. "Real property tax" does not, however, include Landlord's federal or state income, franchise, inheritance or estate taxes.

          (c) Joint Assessment. If the Property is not separately assessed, Landlord shall reasonably determine Tenant's share of the real property tax payable by Tenant under Paragraph 4.02(a) from the assessor's worksheets or other reasonably available information. Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement.

          (d) Personal Property Taxes.

               (i) Tenant shall pay all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Tenant. Tenant shall try to have personal property taxed separately from the Property.

               (ii) If any of Tenant's personal property is taxed with the Property, Tenant shall pay Landlord the taxes for the personal property within fifteen (15) days after Tenant receives a written statement from Landlord for such personal property taxes.

          (e) Tenant's Right to Contest Taxes. Tenant may attempt to have the assessed valuation of the Property reduced or may initiate proceedings to contest the real property taxes. If required by law, Landlord shall join in the proceedings brought by Tenant. However, Tenant shall pay all costs of the proceedings, including any costs or fees incurred by Landlord. Upon the final determination of any proceeding or contest, Tenant shall immediately pay the real property taxes due, together with all costs, charges, interest and penalties incidental to the proceedings. If Tenant does not pay the real property taxes when due and contest such taxes, Tenant shall not be in default under this Lease for nonpayment of such taxes if Tenant deposits funds with Landlord or opens an interest-bearing account reasonably acceptable to Landlord in the joint names of Landlord and Tenant. The amount of such deposit shall be sufficient to pay the real property taxes plus a reasonable estimate of the interest, costs, charges and penalties which may accrue if Tenant's action is unsuccessful, less any applicable tax impounds previously paid by Tenant to Landlord. The deposit shall be applied to the real property taxes due, as determined at such proceedings. The real property taxes shall be paid under protest from such deposit if such payment under protest is necessary to prevent the Property from being sold under a "tax sale" or similar enforcement proceeding.


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          Section 4.03. Utilities. Tenant shall pay, directly to the appropriate supplier, the cost of all natural gas, heat, light, power, sewer service, telephone, water, refuse disposal and other utilities and services supplied to the Property. However, if any services or utilities are jointly metered with other property, Landlord shall make a reasonable determination of Tenant's proportionate share of the cost of such utilities and services and Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement.

          Section 4.04 Insurance Policies.

               (a) Liability Insurance. During the Lease Term, Tenant shall maintain a policy of commercial general liability insurance (sometimes known as broad form comprehensive general liability insurance) insuring Tenant against liability for bodily injury, property damage (including loss of use of property) and personal injury arising out of the operation, use or occupancy of the Property. Tenant shall name Landlord and Landlord's lender as an additional insured under such policy. The initial amount of such insurance shall be One Million Dollars ($1,000,000) per occurrence and shall be subject to periodic increase based upon inflation, increased liability awards, recommendation of Landlord's professional insurance advisers and other relevant factors. The liability insurance obtained by Tenant under this Paragraph 4.04(a) shall (i) be primary and non-contributing; (ii) contain cross-liability endorsements; and (iii) insure Landlord against Tenant's performance under Section 5.05, if the matters giving rise to the indemnity under Section 5.05 result from the negligence of Tenant. The amount and coverage of such insurance shall not limit Tenant's liability nor relieve Tenant of any other obligation under this Lease. Landlord may also obtain comprehensive public liability insurance in an amount and with coverage determined by Landlord insuring Landlord against liability arising out of ownership, operation, use or occupancy of the Property. The policy obtained by Landlord shall not be contributory and shall not provide primary insurance.

               (b) Property and Rental Income Insurance. During the Lease Term, Landlord shall maintain policies of Insurance covering loss of or damage to the Property in the full amount of its replacement value. Such policy shall contain an Inflation Guard Endorsement and shall provide protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief special extended perils (all risk), sprinkler leakage and any other perils which Landlord deems reasonably necessary. Landlord shall have the right to obtain flood and earthquake insurance if required by a lender holding a security interest in the Property. Landlord shall not obtain insurance for Tenant's fixtures or equipment or building improvements installed by Tenant on the Property. During the Lease Term, Landlord shall also maintain a rental income insurance policy, with loss payable to Landlord, in an amount equal to one year's Base Rent, plus estimated real property taxes and insurance premiums. Tenant shall be liable for the payment of any deductible amount under Landlord's or Tenant's insurance policies maintained pursuant to this
          Section 4.04, in an amount not to exceed Ten Thousand Dollars ($10,000). Tenant shall not do or permit anything to be done which invalidates any such insurance policies.


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               (c) Payment of Premiums. Subject to Section 4.07, Tenant shall pay all premiums for the insurance policies described in Paragraphs 4.01(a) and (b) (whether obtained by Landlord or Tenant) within fifteen (15) days after Tenant's receipt of a copy of the premium statement of other evidence of the amount due, except Landlord shall pay all premiums for non-primary comprehensive public liability insurance which Landlord elects to obtain as provided in Paragraph 4.04(a). If insurance policies maintained by Landlord cover improvements on real property other than the Property, Landlord shall deliver to Tenant a statement of the premium applicable to the Property showing in reasonable detail how Tenant's share of the premium was computed. If the Lease Term expires before the expiration of an insurance policy maintained by Landlord, Tenant shall be liable for Tenant's prorated share of the insurance premiums. Before the Commencement Date, Tenant shall deliver to Landlord a copy of any policy of insurance which Tenant is required to maintain under this
          Section 4.04. At least thirty (30) days prior to the expiration of any such policy, Tenant shall deliver to Landlord a renewal of such policy. As an alternative to providing a policy of insurance, Tenant shall have the right to provide Landlord a certificate of insurance, executed by an authorized officer of the insurance company, showing that the insurance which Tenant is required to maintain under this
          Section 4.04 is in full force and effect and containing such other information which Landlord reasonably requires.

               (d) General Insurance Provisions.

                    (i) Any insurance which Tenant is required to maintain under this Lease shall include a provision which requires the Insurance carrier to give Landlord not less than thirty (30) days' written notice prior to any cancellation or modification of such coverage.

                    (ii) If Tenant fails to deliver any policy, certificate or renewal to Landlord required under this Lease within the prescribed time period or if any such policy is cancelled or modified during the Lease Term without Landlord's consent, Landlord may obtain such insurance, in which case Tenant shall reimburse Landlord for the cost of such insurance within fifteen
               (15) days after receipt of a statement that indicates the cost of such insurance.

                    (iii) Tenant shall maintain all insurance required under
               this Lease with companies holding a "General Policy Rating" of A-12 or better, as set forth in the most current issue of Best Key Rating Guide. Landlord and Tenant acknowledge the insurance markets are rapidly changing and that insurance in the form and amounts described in this Section 4.04 may not be available in the future. Tenant acknowledges that the insurance described in this Section 4.04 is for the primary benefit of Landlord. If at any time during the Lease Term, Tenant is unable to maintain the insurance required under the Lease, Tenant shall nevertheless maintain insurance coverage which is customary and commercially reasonable in the insurance industry for Tenant's type of business, as that coverage may change from time to time. Landlord makes no representation as to the adequacy of such insurance to protect Landlord's or Tenant's interests. Therefore, Tenant shall


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               obtain any such additional property or liability insurance which
               Tenant deems necessary to protect Landlord and Tenant.

                    (iv) Unless prohibited under any applicable insurance
               policies maintained, Landlord and Tenant each hereby waive any and all rights of recovery against the other, or against the officers, employees, agents, or representatives of the other, for loss of or damage to its property or the property of others under its control, if such loss or damage is covered by any insurance policy in force (whether or not described in this Lease) at the time of such loss or damage. Upon obtaining the required policies of insurance, Landlord and Tenant shall give notice to the insurance carriers of this mutual waiver of subrogation.

          Section 4.05. Late Charges. Tenant's failure to pay rent promptly may cause Landlord to incur unanticipated costs. The exact amount of such costs are impractical or extremely difficult to ascertain. Such costs may include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by any ground lease, mortgage or trust deed encumbering the Property. Therefore, if Landlord does not receive any rent payment within ten (10) days after it becomes due, Tenant shall pay Landlord a late charge equal to ten percent (10%) of the overdue amount. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment.

          Section 4.06. Interest on Past Due Obligations. Any amount owed by Tenant to Landlord which is not paid when due shall bear interest at the rate of fifteen percent (15%) per annum from the due date of such amount. However, interest shall not be payable on late charges to be paid by Tenant under this Lease. The payment of interest on such amounts shall not excuse or cure any default by Tenant under this Lease. If the interest rate specified in this Lease is higher than the rate permitted by law, the interest rate is hereby decreased to the maximum legal interest rate permitted by law.

          Section 4.07. Impounds for Insurance Premiums and Real Property Taxes. If requested by any ground lessor or lender to whom Landlord has granted a security interest in the Property, or if Tenant is more than ten (10) days late in the payment of rent mor than once in any consecutive twelve (12)- month period, Tenant shall pay Landlord a sum equal to one-twelfth (1/12) of the annual real property taxes and insurance premiums payable by Tenant under this Lease, together with each payment of Base Rent. Landlord shall hold such payments in a non-interest bearing impound account. If unknown, Landlord shall reasonably estimate the amount of real property taxes and insurance premiums when due. Tenant shall pay any deficiency of funds in the impound account to Landlord upon written request. If Tenant defaults under this Lease, Landlord may apply any funds in the impound account to any obligation then due under this Lease.

ARTICLE FIVE:  USE OF PROPERTY


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          Section 5.01. Permitted Uses. Tenant may use the Property only for the
     Permitted Uses set forth in Section 1.06 above.

          Section 5.02. Manner of Use. Tenant shall not cause or permit the Property to be used in any way which constitutes a violation of any law, ordinance, or governmental regulation or order, which annoys or interferes with the rights of other tenants of Landlord, or which constitutes a nuisance or waste. Tenant shall obtain and pay for all permits, including a Certificate of Occupancy, required for Tenant's occupancy of the Property and shall promptly take all actions necessary to comply with all applicable statutes, ordinances, rules, regulations, orders and requirements regulating the use by Tenant of the Property, including the Occupational Safety and Health Act.

          Section 5.03. [Deleted] See Rider.

          Section 5.04. Signs and Auctions. Tenant shall not place any signs on the Property without Landlord's prior written consent. Tenant shall not conduct or permit any auctions or sheriff's sales of the Property.

          Section 5.05. Indemnity. Tenant shall indemnify Landlord against and hold Landlord harmless from any and all costs, claims or liability arising from : (a) Tenant's use of the Property; (b) the conduct of Tenant's business or anything else done or permitted by Tenant to be done in or about the Property, including any contamination of the Property or any other property resulting from the presence or use of Hazardous Material caused or permitted by Tenant; (c) any breach or default in the performance of Tenant's obligations under this Lease; (d) any misrepresentation or breach of warranty by Tenant under this Lease; or (e) other acts or omissions of Tenant. Tenant shall defend Landlord against any such cost, claim or liability at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election, Tenant shall reimburse Landlord for any legal fees or costs incurred by Landlord in connection with any such claim. As a material part of the consideration to Landlord, Tenant assumes all risk of damage to property or injury to persons in or about the Property arising from any cause, and Tenant hereby waives all claims in respect thereof against Landlord, except for any claim arising out of Landlord's gross negligence or willful misconduct. As used in this Section, the term "Tenant" shall include Tenant's employees, agents, contractors and invitees, if applicable.

          Section 5.06. Landlord's Access. Landlord or its agents may enter the Property at all reasonable times to show the Property to potential buyers, investors or tenants or other parties; to do any other act or to inspect and conduct tests in order to monitor Tenant's compliance with all applicable environmental laws and all laws governing the presence and use of Hazardous Material; or for any other purpose Landlord deems necessary. Landlord shall give Tenant prior notice of such entry, except in the case of an emergency. Landlord may place customary "For Sale" or "For Lease" signs on the Property.


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          Section 5.07. Quiet Possession. If Tenant pays the rent and complies with all other terms of this Lease, Tenant may occupy and enjoy the Property for the full Lease Term, subject to the provisions of this Lease.

ARTICLE SIX: CONDITION OF PROPERTY; MAINTENANCE, REPAIRS AND ALTERATIONS

          Section 6.01. Existing Conditions. Tenant accepts the Property in its condition as of the execution of the Lease, subject to all recorded matters, laws, ordinances, and governmental regulations and orders. Except as provided herein, Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation as to the conditions of the Property or the suitability of the Property for Tenant's intended use. Tenant represents and warrants that Tenant has made its own inspection of and inquiry regarding the condition of the Property and is not relying on any representations of Landlord or any Broker with respect thereto. If Landlord or Landlord's Broker has provided a Property Information Sheet or other Disclosure Statement regarding the Property, a copy is attached as an exhibit to the Lease.

          Section 6.02. Exemption of Landlord from Liability. Landlord shall not be liable for any damage or injury to the person, business (or any loss of income therefrom), goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers or any other person in or about the Property, whether such damage or injury is caused by or results from: (a) fire, steam, electricity, water, gas or rain; (b) the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or any other cause; (c) conditions arising in or about the Property or upon other portions of the Project, or from other sources or places; or (d) any act or omission of any other tenant of the Project. Landlord shall not be liable for any such damage or injury even though the cause of or the means of repairing such damage or injury are not accessible to Tenant. The provisions of this
     Section 6.02 shall not, however, exempt Landlord from liability for Landlord's gross negligence or willful misconduct.

          Section 6.03. Landlord's Obligations. Subject to the provisions of Article Seven (Damage or Destruction) and Article Eight (Condemnation), Landlord shall have absolutely no responsibility to repair, maintain or replace any portion of the Property at any time, except that Landlord shall be responsible to maintain and repair the structural portions of the building and the roof. Additionally, Landlord shall maintain and repair the roof membrane until a new ten (10) year or better roof membrane is installed at Landlord's sole cost, after which time, the maintenance, repair and replacement of the roof membrane shall become Tenant's sole obligation. Tenant waives the benefit of any present or future law which might give Tenant the right to repair the Property at Landlord's expense or to terminate the Lease due to the condition of the Property.

          Section 6.04. Tenant's Obligations.


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               (a) Except as provided in Article Seven (Damage or Destruction)
          and Article Eight (Condemnation), Tenant shall keep all portions of the Property (including structural, nonstructural, interior, exterior, and landscaped areas, portions, systems and equipment) in good order, condition and repair (including interior repainting and refinishing, as needed). If any portion of the Property or an system or equipment in the Property which Tenant is obligated to repair cannot be fully repaired or restored, Tenant shall promptly replace such portion of the Property or system or equipment in the Property, regardless of whether the benefit of such replacement extends beyond the Lease Term; but if the benefit or useful life of such replacement extends beyond the Lease Term (as such term may be extended by exercise of any options), the useful life of such replacement shall be prorated over the remaining portion of the Lease Term (as extended), and Tenant shall be liable only for that portion of the cost which is applicable to the Lease Term (as extended). Tenant shall maintain a preventive maintenance contract providing for the regular inspection and maintenance of the heating and air condition system by a licensed heating and air conditioning contractor. If any part of the Property is damaged by any act or omission of Tenant, Tenant shall pay Landlord the cost of repairing or replacing such damaged property, whether or not Landlord would otherwise be obligated to pay the cost of maintaining or repairing such property. It is the intention of Landlord and Tenant that at all times Tenant shall maintain the portions of the Property which Tenant is obligated to maintain in an attractive, first-class and fully operative condition, in compliance with all existing applicable laws and regulations, codes and ordinances except that Tenant shall not be required to make any alterations for the purpose of complying with any code or ordinance in effect as of December 31, 1995.

               (b) Tenant shall fulfill all of Tenant's obligations under this
          Section 6.04 at Tenant's sole expense. If Tenant fails to maintain, repair or replace the Property as required by this Section 6.04, Landlord may, upon ten (10) days' prior written notice to Tenant (except that no notice shall be required in the case of an emergency), enter the Property and perform such maintenance or repair (including replacement, as needed) on behalf of Tenant. In such case, Tenant shall reimburse Landlord for all costs incurred in performing such maintenance or repair immediately upon demand.

          Section 6.05. Alterations, Additions, and Improvements.

               (a) Tenant shall not make any alterations, additions, or improvements to the Property without Landlord's prior written consent, except for non-structural alterations which do not exceed Ten Thousand Dollars ($10,000) in cost cumulatively over the Lease Term and which are not visible from the outside of any building of which the Property is party. Landlord may require Tenant to provide demolition and/or lien and completion bonds in form and amount satisfactory to Landlord. Tenant shall promptly remove any alterations, additions, or improvements constructed in violation of this Paragraph 6.05(a) upon Landlord's written request. All alterations, additions, and improvements shall be done in a good and workmanlike manner, in conformity with all applicable laws and regulations, and by a contractor approved by Landlord. Upon completion of any such work, Tenant shall provide Landlord with "as-built" plans, copies of all construction contracts, and proof of payment for all labor and materials.

               (b) Tenant shall pay when due all claims for labor and material furnished to the Property. Tenant shall give Landlord at least twenty
          (20) days' prior written notice of the commencement of any work on the Property, regardless of whether Landlord's consent to such work is required. Landlord may elect to record and post notices of non-responsibility on the Property.

          Section 6.06. Condition upon Termination. Upon the termination of the Lease, Tenant shall surrender the Property to Landlord, broom clean and in the same condition as received except for ordinary wear and tear which Tenant was not otherwise obligated to remedy under any provision of this Lease. However, Tenant shall not be obligated to repair any damage which Landlord is required to repair under Article Seven (Damage or Destruction). In addition, Landlord may require Tenant to remove any alterations, additions or improvements (whether or not made with Landlord's consent) prior to the expiration of the Lease and to restore the Property to its prior condition, all at Tenant's expense. All alterations, additions, and improvements which Landlord has not required Tenant to remove shall become Landlord's property and shall be surrendered to Landlord upon the expiration or earlier termination of the Lease, except that Tenant may remove any of Tenant's machinery or equipment which can be removed without material damage to the Property. Tenant shall repair, at Tenant's expense, any damage to the Property caused by the removal of any such machinery or equipment. In no event, however, shall Tenant remove any of the following materials or equipment (which shall be deemed Landlord's property) without Landlord's prior written consent: any power wiring or power panels; lighting or lighting fixtures; wall coverings; drapes, blinds or other window coverings; carpets or other floor coverings; heaters, air conditioners or any other heating or air conditioning equipment; fencing or security gates; or other similar building operating equipment and decorations.

ARTICLE SEVEN: DAMAGE OR DESTRUCTION

          Section 7.01. Partial Damage to Property.

               (a) Tenant shall notify Landlord in writing immediately upon the occurrence of any damage to the Property. If the Property is only partially damaged (i.e., less than fifty percent (50%) of the Property is untenantable as a result of such damage or less than fifty percent (50%) of Tenant's operations are materially impaired) and if the proceeds received by Landlord from the insurance policies described in Paragraph 4.04(b) are sufficient to pay for the necessary repairs, this Lease shall remain in effect and Landlord shall repair the damage as soon as reasonably possible. Landlord may elect (but is not required) to repair any damage to Tenant's fixtures, equipment, or improvements.

               (b) If the insurance proceeds received by Landlord are not sufficient to pay the entire cost of repair, or if the cause of the damage is not covered by the insurance policies which Landlord maintains under Paragraph 4.04(b), Landlord may elect either to (i) repair the damage as soon as reasonably possible, in which case this Lease shall remain in full force and effect, or (ii) terminate this Lease as of the date the damage occurred. Landlord shall notify Tenant within thirty
          (30) days after receipt of notice of the occurrence of the damage whether Landlord elects to repair the damage or terminate the Lease. If Landlord elects to repair the damage, Tenant shall pay Landlord the "deductible amount" (if any) under Landlord's insurance policies and, if the damage was due to an act or omission of Tenant, or Tenant's employees, agents, contractors or invitees, the difference between the actual cost of repair and any insurance proceeds received by Landlord. If Landlord elects to terminate the Lease, Tenant may elect to continue this Lease in full force and effect, in which case Tenant shall repair any damage to the Property and any building in which the Property is located. Tenant shall pay the cost of such repairs, except that upon satisfactory completion of such repairs, Landlord shall deliver to Tenant any insurance proceeds received by Landlord for the damage repaired by Tenant. Tenant shall give Landlord written notice of such election within ten (10) days after receiving Landlord's termination notice.

               (c) If the damage to the Property occurs during the last six (6) months of the Lease Term and such damage will require more than thirty
          (30) days to repair, either Landlord or Tenant may elect to terminate this Lease as of the date the damage occurred, regardless of the sufficiency of any insurance proceeds. The party electing to terminate this Lease shall give written notification to the other party of such election within thirty (30) days after Tenant's notice to Landlord of the occurrence of the damage.

          Section 7.02. Substantial or Total Destruction. If the Property is substantially or totally destroyed by any cause whatsoever (i.e., the damage to the Property is greater than partial damage as described in
     Section 7.01), and regardless of whether Landlord receives any insurance proceeds, this Lease shall terminate as of the date the destruction occurred. Notwithstanding the preceding sentence, if the Property can be rebuilt within six (6) months after the date of destruction, Landlord may elect to rebuild the Property at Landlord's own expense, in which case this Lease shall remain in full force and effect. Landlord shall notify Tenant of such election within thirty (30) days after Tenant's notice of the occurrence of total or substantial destruction. If Landlord so elects, Landlord shall rebuild the Property at Landlord's sole expense, except that if the destruction was caused by an act or omission of Tenant, Tenant shall pay Landlord the difference between the actual cost of rebuilding and any insurance proceeds received by Landlord.

          Section 7.03. Temporary Reduction of Rent. If the Property is destroyed or damaged and Landlord or Tenant repairs or restores the Property pursuant to the provisions of this Article Seven, any rent payable during the period of such damage, repair and/or restoration shall be reduced according to the degree, if any, to which Tenant's use of the Property is impaired. However, the reduction shall not exceed the sum of one year's payment of Base Rent, insurance premiums and real property taxes. Except for such possible reduction in Base Rent, insurance premiums and real property taxes, Tenant shall not be entitled to any compensation, reduction, or reimbursement from Landlord as a result of any damage, destruction, repair or restoration of or to the Property.

          Section 7.04. Waiver. Tenant waives the protection of any statute, code or judicial decision which grants a tenant the right to terminate a Lease in the event of the substantial or total destruction of the leased property. Tenant agrees that the provisions of Section 7.02 above shall govern the rights and obligations of Landlord and Tenant in the event of any substantial or total destruction to the Property.


ARTICLE EIGHT: CONDEMNATION

     If all or any portion of the Property is taken under the power of eminent domain or sold under the threat of that power (all of which are called "Condemnation"), this Lease shall terminate as to the part taken or sold on the date the condemning authority takes title or possession, whichever occurs first. If more than twenty percent (20%) of the floor area of the building in which the Property is located, or which is located on the Property, is taken, either Landlord or Tenant may terminate this Lease as of the date the condemning authority takes title or possession, by delivering written notice to the other within ten (10) days after receipt of written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority takes title or possession). If neither Landlord nor Tenant terminates this Lease, this Lease shall remain in effect as to the portion of the Property not taken, except that the Base Rent and Additional Rent shall be reduced in proportion to the reduction in the floor area of the Property. Any Condemnation award or payment shall be distributed in the following order: (a) first, to any ground lessor, mortgagee or beneficiary under a deed of trust encumbering the Property, the amount of its interest in the Property; (b) second, to Tenant, only the amount of any award specifically designated for loss of or damage to Tenant's trade fixtures or removable personal property; and (c) third, to Landlord, the remainder of such award, whether as compensation for reduction in the value of the leasehold, the taking of the Property, or otherwise. If this Lease is not terminated, Landlord shall repair any damage to the Property caused by the Condemnation, except that Landlord shall not be obligated to repair any damage for which Tenant has been reimbursed by the condemning authority. If the severance damages received by Landlord are not sufficient to pay for such repair, Landlord shall have the right to either terminate this Lease or make such repair at Landlord's expense.

ARTICLE NINE: ASSIGNMENT AND SUBLETTING

          Section 9.01. Landlord's Consent Required. No portion of the Property or of Tenant's interest in this Lease may be acquired by any other person or entity, whether by sale, assignment, mortgage, sublease, transfer, operation of law, or act of Tenant, without Landlord's prior written consent, except as provided in Section 9.02 below. Landlord has the right to grant or withhold its consent as provided in Section 9.05 below. Any attempted transfer without consent shall be void and shall constitute a non- curable breach of this Lease. If Tenant is a partnership, any cumulative transfer or more than twenty percent (20%) of the partnership interests shall require Landlord's consent. If Tenant is a corporation, any change in the ownership of a controlling interest of the voting stock of the corporation shall require Landlord's consent.

          Section 9.02. Tenant Affiliate. Tenant may assign this Lease or sublease the Property, without Landlord's consent, to any corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from the merger of or consolidation with Tenant ("Tenant's Affiliate"). In such case, any Tenant's Affiliate shall assume in writing all of Tenant's obligations under this Lease.

          Section 9.03. No Release of Tenant. No transfer permitted by this Article Nine, whether with or without Landlord's consent, shall release Tenant or change Tenant's primary liability to pay the rent and to perform all other obligations of Tenant under this Lease. Landlord's acceptance of rent from any other person is not a waiver of any provision of this Article Nine. Consent to one transfer is not a consent to any subsequent transfer. If Tenant's transferee defaults under this Lease, Landlord may proceed directly against Tenant without pursuing remedies against the transferee. Landlord may consent to subsequent assignments or modifications of this Lease by Tenant's transferee, without notifying Tenant or obtaining its consent. Such action shall not relieve Tenant's liability under this Lease.

          Section 9.04. Offer to Terminate. If Tenant desires to assign the Lease or sublease the Property, Tenant shall have the right to offer, in writing, to terminate the Lease as of a date specified in the offer. If Landlord elects in writing to accept the offer to terminate within twenty
     (20) days after notice of the offer, the Lease shall terminate as of the date specified and all the terms and provisions of the Lease governing termination shall apply. If Landlord does not so elect, the Lease shall continue in effect until otherwise terminated and the provisions of Section
     9.05 with respect to any proposed transfer shall continue to apply.

          Section 9.05. Landlord's Consent.

               (a) Tenant's request for consent to any transfer described in
          Section 9.01 shall set forth in writing the details of the proposed transfer, including the name, business and financial condition of the prospective transferee, financial details of the proposed transfer (e.g., the term of and the rent and security deposit payable under any proposed assignment or sublease), and any other information Landlord deems relevant. Landlord shall have the right to withhold consent, if reasonable, or to grant consent, based on the following factors: (i) the business of the proposed assignee or subtenant and the proposed use of the Property; (ii) the net worth and financial reputation of the proposed assignee or subtenant; (iii) Tenant's compliance with all the obligations under the Lease; and (iv) such other factors as Landlord may reasonably deem relevant. If Landlord objects to a proposed assignment solely because of the net worth and/or financial reputation of the proposed assignee, Tenant may nonetheless sublease (but no assign), all or a portion of the Property to the proposed transferee, but only on the other terms of the proposed transfer.

               (b) If Tenant assigns or subleases, the following shall apply:

                    (i) Tenant shall pay to Landlord as Additional Rent under
               the Lease the Landlord's Share (stated in Section 1.13) of the Profit (defined below) on such transaction as and when received by Tenant, unless Landlord gives written notice to Tenant and the assignee or subtenant that Landlord's share shall be paid by the assignee or subtenant to Landlord directly. The "Profit" means
               (A) all amounts paid to Tenant for such assignment or sublease, including "key" money, monthly rent in excess of the monthly rent payable under the Lease, and all fees and other consideration paid for the assignment or sublease, including fees under any collateral agreements, less (B) costs and expenses directly incurred by Tenant in connection with the execution and performance of such assignment or sublease for real estate broker's commissions and costs of renovation or construction of tenant improvements required under such assignment or sublease. Tenant is entitled to recover such costs and expenses before Tenant is obligated to pay the Landlord's Share to Landlord. The Profit in the case of a sublease of less than all the Property is the rent allocable to the subleased space as a percentage on a square footage basis.

                    (ii) Tenant shall provide Landlord a written statement
               certifying all amounts to be paid from any assignment or sublease of the Property within thirty (30) days after the transaction documentation is signed, and Landlord may inspect Tenant's books and record to verify the accuracy of such statement. On written request, Tenant shall promptly furnish to Landlord copies of all the transaction documentation, all of which shall be certified by Tenant to be complete, true and correct. Landlord's receipt of Landlord's Share shall not be a consent to any further assignment or subletting. The breach of Tenant's obligation under this Paragraph 9.05(b) shall be a material default of the Lease

          Section 9.06. No Merger. No merger shall result from Tenant's sublease of the Property under this Article Nine, Tenant's surrender of this Lease or the termination of this Lease in any other manner. In any such event, Landlord may terminate any or all subtenancies or succeed to the Interest of Tenant as sublandlord under any or all subtenancies.

ARTICLE TEN: DEFAULTS; REMEDIES

          Section 10.01. Covenants and Conditions. Tenant's performance of each of Tenant's obligations under this Lease is a condition as well as a covenant. Tenant's right to continue in possession of the Property is conditioned upon such performance. Time is of the essence in the performance of all covenants and conditions.

          Section 10.02. Defaults. Tenant shall be in material default under this Lease:

               (a) If Tenant abandons the Property or if Tenant's vacation of the Property results in the cancellation of any insurance described in
          Section 4.04;

               (b) If Tenant fails to pay rent or any other charge when due;

               (c) If Tenant fails to perform any of Tenant's non-monetary obligations under this Lease for a period of thirty (30) days after written notice from Landlord; provided that if more than thirty (30) days are required to complete such performance, Tenant shall not be in default if Tenant commences such performance within the thirty
          (30)-day period and thereafter diligently pursues its completion. However, Landlord shall not be required to give such notice if Tenant's failure to perform constitutes a non-curable breach of this Lease. The notice required by this Paragraph is intended to satisfy any and all notice requirements imposed by law on Landlord and is not in addition to any such requirement.

               (d) (i) If Tenant makes a general assignment or general arrangement for the benefit of creditors; (ii) if a petition for adjudication of bankruptcy or for reorganization or rearrangement is filed by or against Tenant and is not dismissed within thirty (30) days; (iii) if a trustee or receiver is appointed to take possession of substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease and possession is not restored to Tenant within thirty (30) days; or (iv) if substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease is subjected to attachment, execution or other judicial seizure which is not discharged within thirty (30) days. If a court of competent jurisdiction determines that any of the acts described in this subparagraph (d) is not a default under this Lease, and as trustee is appointed to take possession (or if Tenant remains a debtor in possession) and such trustee or Tenant transfers Tenant's interest hereunder, then Landlord shall receive, as Additional Rent, the excess, if any, of the rent (or any other consideration) paid in connection with such assignment or sublease over the rent payable by Tenant under this Lease.

               (e) If any guarantor of the Lease revokes or otherwise terminates, or purports to revoke or otherwise terminate, any guaranty of all or any portion of Tenant's obligations under the Lease. Unless otherwise expressly provided, no guaranty of the Lease is revocable.

          Section 10.03. Remedies. On the occurrence of any material default by Tenant, Landlord may, at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have:

               (a) Terminate Tenant's right to possession of the Property by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Property to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including (i) the worth at the time of the award of the unpaid Base Rent, Additional Rent and other charges which Landlord had earned at the time of the termination; (ii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which Landlord would have earned after termination until the time of the award exceeds the amount of such rental loss that Tenant proves Landlord could have reasonably avoided; (iii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which Tenant would have paid for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves Landlord could have reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under the Lease or which in the ordinary course of things would be likely to result therefrom, including, but no limited to, any costs or expenses Landlord incurs in maintaining or preserving the Property after such default, the cost of recovering possession of the Property, expenses of reletting, including necessary renovation or alteration of the Property, Landlord's reasonable attorneys' fees incurred in connection therewith, and any real estate commission paid or payable. As used in subparts (i) and (ii) above, the "worth at the time of the award" is computed by allowing interest on unpaid amounts at the rate of fifteen percent (15%) per annum, or such lesser amount as may then be the maximum lawful rate. As used in subpart (iii) above, the "worth at the time of the award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%). If Tenant has abandoned the Property, Landlord shall have the option of (i) retaking possession of the Property and recovering from Tenant the amount specified in this Paragraph 10.03(a), or (ii) proceeding under Paragraph 10.03(b);

               (b) Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant has abandoned the Property. In such event Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due;

               (c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state in which the Property is located.

          Section 10.04. Repayment of "Free" Rent. If this Lease provides for a postponement of any monthly rental payments, a period of "free" rent or other rent concession, such postponed rent or "free" rent is called the "Abated Rent." Tenant shall be credited with having paid all of the Abated Rent on the expiration of the Lease Term only if Tenant has fully, faithfully, and punctually performed all of Tenant's obligations hereunder, including the payment of all rent (other than the Abated Rent) and all other monetary obligations and the surrender of the Property in the physical condition required by this Lease. Tenant acknowledges that its right to receive credit for the Abated Rent is absolutely conditioned upon Tenant's full, faithful and punctual performance of its obligations under this Lease. If Tenant defaults and does not cure within any applicable grace period, the Abated Rent shall immediately become due and payable in full and this Lease shall be enforced as if there were no such rent abatement or other rent concession. In such case, Abated Rent shall be calculated based on the full initial rent payable under this Lease.

          Section 10.05. Automatic Termination. Notwithstanding any other term or provision hereof to the contrary, the Lease shall terminate on the occurrence of any act which affirms the Landlord's intention to terminate the Lease as provided in Section 10.03 hereof, including the filing of an unlawful detainer action against Tenant. On such termination, Landlord's damages for default shall include all costs and fees, including reasonable attorneys' fees that Landlord incurs in connection with the filing, commencement, pursuing and/or defending of any action in any bankruptcy court or other court with respect to the Lease; the obtaining of relief from any stay in bankruptcy restraining any action to evict Tenant; or the pursuing of any action with respect to Landlord's right to possession of the Property. All such damages suffered (apart from Base Rent and other rent payable hereunder) shall constitute pecuniary damages which must be reimbursed to Landlord prior to assumption of the Lease by Tenant or any successor to Tenant in any bankruptcy or other proceeding.

          Section 10.06. Cumulative Remedies. Landlord's exercise of any right or remedy shall not prevent it from exercising any other right or remedy.

ARTICLE ELEVEN: PROTECTION OF LENDERS

          Section 11.01. Subordination. Landlord shall have the right to subordinate this Lease to any ground Lease, deed of trust or mortgage encumbering the Property, any advances made on the security thereof and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded. Tenant shall cooperate with Landlord and any lender which is acquiring a security interest in the Property or the Lease. Tenant shall execute such further documents and assurances as such lender may require, provided that Tenant's obligations under this Lease shall not be increased in any material way (the performance of ministerial acts shall not be deemed material), and Tenant shall not be deprived of its rights under this Lease. Tenant's right to quiet possession of the Property during the Lease Term shall not be disturbed if Tenant pays the rent and performs all of Tenant's obligations under this Lease and is not otherwise in default. If any ground lessor, beneficiary or mortgager elects to have this Lease prior to the lien of its ground lease, deed of trust or mortgage and gives written notice thereof to Tenant, this Lease shall be deemed prior to such ground lease, deed of trust or mortgage or the date of recording thereof.

          Section 11.02. Attornment. If Landlord's interest in the Property is acquired by any ground lessor, beneficiary under a deed of trust, mortgagee, or purchaser at a foreclosure sale, Tenant shall attorn to the transferee of or successor to Landlord's interest in the Property and recognize such transferee or successor as Landlord under this Lease. Tenant waives the protection of any statute or rule of law which gives or purports to give Tenant any right to terminate this Lease or surrender possession of the Property upon the transfer of Landlord's interest.

          Section 11.03. Signing of Documents. Tenant shall sign and deliver any instrument or documents necessary or appropriate to evidence any such attornment or subordination or agreement to do so. If Tenant fails to do so within ten (10) days after written request, Tenant hereby makes, constitutes and irrevocably appoints Landlord, or any transferee or successor of Landlord, the attorney-in-fact of Tenant to execute and deliver any such instrument or document.

          Section 11.04. Estoppel Certificates.

               (a) Upon Landlord's written request, Tenant shall execute, acknowledge and deliver to Landlord a written statement certifying:
          (i) that none of the terms or provisions of this Lease have been changed (or if they have been changed, stating how they have been changed); (ii) that this Lease has not been cancelled or terminated;
          (iii) the last date of payment of the Base Rent and other charges and the time period covered by such payment; (iv) that the Landlord is not in default under this Lease (or, if Landlord is claimed to be in default, stating why); and (v) such other representations or information with respect to Tenant or the Lease as Landlord may reasonably request or which any prospective purchaser or encumbrancer of the Property may require. Tenant shall deliver such statement to Landlord within ten (10) days after Landlord's request. Landlord may give any such statement by Tenant to any prospective purchaser or encumbrancer of the Property. Such purchaser or encumbrancer may rely conclusively upon such statement as true and correct.

               (b) If Tenant does not deliver such abatement to Landlord within such ten (10)-day period, Landlord, and any prospective purchaser or encumbrancer, may conclusively presume and rely upon the following facts: (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (ii) that this Lease has not been cancelled or terminated except as otherwise represented by Landlord; (iii) that not more than one month's Base Rent or other charges have been paid in advance; and (iv) that Landlord is not in default under the Lease. In such event, Tenant shall be estopped from denying the truth of such facts.

          Section 11.05. Tenants Financial Condition. Within ten (10) days after written request from Landlord, Tenant shall deliver to Landlord such financial statements as Landlord reasonably requires to verify the net worth of Tenant or any assignee, subtenant, or guarantor of Tenant. In addition, Tenant shall deliver to any lender designated by Landlord any financial statements required by such lender to facilitate the financing or refinancing of the Property. Tenant represents and warrants to Landlord that each such financial statement is a true and accurate statement as of the date of such statement. All financial statements shall be confidential and shall be used only for the purposes set forth in this Lease.

ARTICLE TWELVE: LEGAL COSTS

          Section 12.01. Legal Proceedings. If Tenant or Landlord shall be in breach or default under this Lease, such party (the "Defaulting Party") shall reimburse the other party (the "Nondefaulting Party") upon demand for any costs or expenses that the Nondefaulting Party incurs in connection with any breach or default of the Defaulting Party under this Lease, whether or not suit is commenced or judgment entered. Such costs shall include legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Furthermore, if any action for breach of or to enforce the provisions of this Lease is commenced, the court in such action shall award to the party in whose favor a judgment is entered, a reasonable sum as attorneys' fees and costs. The losing party in such action shall pay such attorneys' fees and costs. Tenant shall also indemnify Landlord against and hold Landlord harmless from all costs, expenses, demands, and liability Landlord may incur if Landlord becomes or is made a party to any claim or action (a) instituted by Tenant against any third party, or by any third party against Tenant, or by or against any person holding any interest under or using the Property by license of or agreement with Tenant; (b) for foreclosure of any lien for labor or material furnished to or for Tenant or such other person; (c) otherwise arising out of or resulting from any act or transaction of Tenant or such other person; or (d) necessary to protect Landlord's interest under the Lease in a bankruptcy proceeding, or other proceeding under Title 11 of the United States Code, as amended. Tenant shall defend Landlord against any such claim or action at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election, Tenant shall reimburse Landlord for any legal fees or costs Landlord incurs in any such claim or action.

ARTICLE THIRTEEN: MISCELLANEOUS PROVISIONS

          Section 13.01. Non-Discrimination. Tenant promises, and it is a condition to the continuance of this Lease, that there will be no discrimination against, or segregation of, any person or group of persons on the basis of race, color, sex, creed, national origin or ancestry in the leasing, subleasing, transferring, occupancy, tenure or use of the Property or any portion thereof.

          Section 13.02. Landlord's Liability; Certain Duties.

               (a) As used in this Lease, the term "Landlord" means only the current owner or owners of the fee title to the Property or the leasehold estate under a ground Lease of the Property at the time in question. Each Landlord is obligated to perform the obligations of Landlord under this Lease only during the time such Landlord owns such interest or title. Any Landlord who transfers its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease to be performed on or after the date of transfer. However, each Landlord shall deliver to its transferee all funds that Tenant previously paid if such funds have not yet been applied under the terms of this Lease.

               (b) Tenant shall give written notice of any failure by Landlord to perform any of its obligations under this Lease to Landlord and to any ground lessor, mortgagee or beneficiary under any deed of trust encumbering the Property whose name and address have been furnished to Tenant in writing. Landlord shall not be in default under this Lease unless Landlord (or such ground lessor, mortgagee or beneficiary) fails to cure such non-performance within thirty (30) days after receipt of Tenant's notice. However, if such non-performance reasonably requires more than thirty (30) days to cure, Landlord shall not be in default if such cure is commenced within such thirty
          (30)-day period and thereafter diligently pursued to completion.

               (c) Notwithstanding any term or provision herein to the contrary, the liability of Landlord for the performance of its duties and obligations under this Lease is limited to Landlord's interest in the Property, and neither the Landlord nor its partners, shareholders, officers or other principals shall have any personal liability under this Lease.

          Section 13.03. Severability. A determination by a court of competent jurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision of this Lease, which shall remain in full force and effect

          Section 13.04. Interpretation. The captions of the Articles or Sections of this Lease are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. The masculine, feminine and neuter genders shall each include the other. In any provision relating to the conduct, acts or omissions of Tenant, the term "Tenant" shall include Tenant's agents, employees, contractors, invitees, successors or others using the Property with Tenant's expressed or implied permission.

          Section 13.05. Incorporation of Prior Agreements; Modifications. This Lease is the only agreement between the parties pertaining to the lease of the Property and no other agreements are effective. All amendments to this Lease shall be in writing and signed by all parties. Any other attempted amendment shall be void.

          Section 13.06. Notices. All notices required or permitted under this Lease shall be in writing and shall be personally delivered or sent by certified mail, return receipt requested, postage prepaid. Notices to Tenant shall be delivered to the address specified in Section 1.03 above, except that upon Tenant's taking possession of the Property, the Property shall be Tenant's address for notice purposes. Notices to Landlord shall be delivered to the address specified in Section 1.02 above. All notices shall be effective upon delivery. Either party may change its notice address upon written notice to the other party.

          Section 13.07. Waivers. All waivers must be in writing and signed by the waiving party. Landlord's failure to enforce any provision of this Lease or its acceptance of rent shall not be a waiver and shall not prevent Landlord from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of such statement.

          Section 13.08. No Recordation. Tenant shall not record this Lease without prior written consent from Landlord. However, either Landlord or Tenant may require that a "Short Form" memorandum of this Lease executed by both parties be recorded. The party requiring such recording shall pay all transfer taxes and recording fees.

          Section 13.09. Binding Effect; Choice of Law. This Lease binds any party who legally acquires any rights or interest in this Lease from Landlord or Tenant. However, Landlord shall have no obligation to Tenant's successor unless the rights or interests of Tenant's successor are acquired in accordance with the terms of this Lease. The laws of the state in which the Property is located shall govern this Lease.

          Section 13.10. Corporate Authority; Partnership Authority. If Tenant is a corporation, each person signing this Lease on behalf of Tenant represents and warrants that he has full authority to do so and that this Lease binds the corporation. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a certified copy of a resolution of Tenant's Board of Directors authorizing the execution of this Lease or other evidence of such authority reasonably acceptable to Landlord. If Tenant is a partnership, each person or entity signing this Lease for Tenant represents and warrants that he or it is a general partner of the partnership, that he or it has full authority to sign for the partnership and that this Lease binds the partnership and all general partners of the partnership. Tenant shall give written notice to Landlord of any general partner's withdrawal or addition. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a copy of Tenant's recorded statement of partnership or certificate of limited partnership.

          Section 13.11. Joint and Several Liability. All parties signing this Lease as Tenant shall be jointly and severally liable for all obligations of Tenant.

          Section 13.12. Force Majeure. If Landlord cannot perform any of its obligations due to events beyond Landlord's control, the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events. Events beyond Landlord's control include, but are not limited to, acts of God, war, civil commotion, labor disputes, strikes, fire, flood or other casualty, shortages of labor or material, government regulation or restriction and weather conditions.

          Section 13.13. Execution of Lease. This Lease may be executed in counterparts and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument. Landlord's delivery of this Lease to Tenant shall not be deemed to be an offer to Lease and shall not be binding upon either party until executed and delivered by both parties.

          Section 13.14. Survival. All representations and warranties of Landlord and Tenant shall survive the termination of this Lease.

ARTICLE FOURTEEN: BROKERS

          Section 14.01. Broker's Fee. When this Lease is signed by and delivered to both Landlord and Tenant, Landlord shall pay a real estate commission to Landlord's Broker named in Section 1.08 above, if any, as provided in the written agreement between Landlord and Landlord's Broker, or the sum stated in Section 1.09 above for services rendered to Landlord by Landlord's Broker in this transaction. Landlord shall pay Landlord's Broker a commission if Tenant exercises any option to extend the Lease Term or to buy the Property, or any similar option or right which Landlord may grant to Tenant, or if Landlord's Broker is the procuring cause of any other lease or sale entered into between Landlord and Tenant covering the Property. Such commission shall be the amount set forth in Landlord's Broker's commission schedule in effect as of the execution of this Lease. If a Tenant's Broker is named in Section 1.00 above, Landlord's Broker shall pay an appropriate portion of its commission to Tenant's Broker if so provided in any agreement between Landlord's Broker and Tenant's Broker. Nothing contained in this Lease shall impose any obligation on Landlord to pay a commission or fee to any party other than Landlord's Broker.

          Section 14.02. Protection of Brokers. If Landlord sells the Property, or assigns Landlord's interest in this Lease, the buyer or assignee shall, by accepting such conveyance of the Property or assignment of the Lease, be conclusively deemed to have agreed to make all payments to Landlord's Broker thereafter required of Landlord under this Article Fourteen. Landlord's Broker shall have the right to bring a legal action to enforce or declare rights under this provision. The prevailing party in such action shall be entitled to reasonable attorneys' fees to be paid by the losing party. Such attorneys' fees shall be fixed by the court in such action. This Paragraph is included in this Lease for the benefit of Landlord's Broker.

          Section 14.03. Agency Disclosure; No Other Brokers. Landlord and Tenant each warrant that they have dealt with no other real estate broker(s) in connection with this transaction except: CB Commercial Real Estate Group, Inc., who represents Tenant.

ARTICLE FIFTEEN: COMPLIANCE

     The parties hereto agree to comply with all applicable federal, state and local laws, regulations, codes, ordinances and administrative orders having jurisdiction over the parties, property or the subject matter of this Agreement, including, but not limited to, the 1964 Civil Rights Act and all amendments thereto, the Foreign Investment in Real Property Tax Act, the Comprehensive Environmental Response Compensation and Liability Act, and The Americans With Disabilities Act.

     ADDITIONAL PROVISIONS MAY BE SET FORTH IN A RIDER OR RIDERS ATTACHED HERETO OR IN THE BLANK SPACE BELOW. IF NO ADDITIONAL PROVISIONS ARE INSERTED, PLEASE DRAW A LINE THROUGH THE SPACE BELOW.




     Landlord and Tenant have signed this Lease Tenant the place and on the dates specified adjacent to their signatures below and have initialed all Riders which are attached to or incorporated by reference in this Lease.


                             LANDLORD


Signed on June 4, 1996       DiNapoli, DiNapoli and Mulcahy Trust, a California
at:                          general partnership
   ---------------------     By: /s/ J. Philip DiNapoli
                                 -----------------------------------------------
                                  Its: as Trustee of the DiNapoli Revocable
                                       -----------------------------------------
                                      UTA, dated July 6, 1982, a general partner

                             By:
                                 -----------------------------------------------
                                  Its:
                                       -----------------------------------------

                             TENANT


Signed on January 4, 1996    Journal Communications, Inc., a Wisconsin
                             ---------------------------------------------------
                             corporation
at:                          By: /s/ Gregory H. Lodez
   -----------------------       -----------------------------------------------
                                  Its: Vice President
                                       -----------------------------------------

                             By:
                                ------------------------------------------------
                                  Its:
                                       -----------------------------------------

     IN ANY REAL ESTATE TRANSACTION, IT IS RECOMMENDED THAT YOU CONSULT WITH A PROFESSIONAL, SUCH AS A CIVIL ENGINEER, INDUSTRIAL HYGIENIST OR OTHER PERSON WITH EXPERIENCE IN EVALUATING THE CONDITION OF THE PROPERTY, INCLUDING THE POSSIBLE PRESENCE OF ASBESTOS, HAZARDOUS MATERIALS AND UNDERGROUND STORAGE TANKS.

     THIS PRINTED FORM LEASE HAS BEEN DRAFTED BY LEGAL COUNSEL AT THE DIRECTION OF THE SOUTHERN CALIFORNIA CHAPTER OF THE SOCIETY OF INDUSTRIAL AND OFFICE REALTORS(R), INC. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE SOUTHERN CALIFORNIA CHAPTER OF THE SOCIETY OF INDUSTRIAL AND OFFICER REALTORS (R), INC., ITS LEGAL COUNSEL, THE REAL ESTATE BROKERS NAMED HEREIN, OR THEIR EMPLOYEES OR AGENTS, AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT OR TAX CONSEQUENCES OF THIS LEASE OR OF THIS TRANSACTION. LANDLORD AND TENANT SHOULD RETAIN LEGAL COUNSEL TO ADVISE THEM ON SUCH MATTERS AND SHOULD RELY UPON THE ADVICE OF SUCH LEGAL COUNSEL.

                            RIDER TO LEASE AGREEMENT


1.   BASE RENT: The monthly Base Rent shall be as follows:

                  Months                                  Base Rent per Month
                  ------                                  -------------------
                  From the date of occupancy to
                           Commencement Date              No Base Rent*
                  1 - 12                                  $26,532.00
                  13 - 30                                 $50,947.20
                  31 - 60                                 $53,777.60
                  61 - 90                                 $55,192.80
                  91 - 109                                $56,608.00

                  * Although no Base Rent shall be paid during this time period, Tenant shall still be responsible for payment of all other obligations under the Lease including payment of real property taxes, insurance premiums, utilities and all other expenses.

     This Base Rent schedule is based on Landlord providing a Tenant Improvement Allowance of a maximum of $414,600.00 (the "TI Allowance"). If Tenant elects, in writing, not to utilize any or all of the TI Allowance for the planning, construction and installation of the Tenant Improvements in building on the Property, the amount of the monthly Base Rent for the Property shall be reduced at the rate of $.01 per square foot per month for each unused $1.00 of the TI Allowance. Promptly after substantial completion of construction of the Tenant Improvements, Landlord and Tenant shall execute a certificate in the form attached here to as Exhibit B, indicating the amount of any such reduction in the monthly Base Rent payable to Tenant hereunder.

2. CONSTRUCTION OF TENANT IMPROVEMENTS: Landlord will plan, construct and install certain alternations and improvements (the "THIS") to the building on the Property as Tenant may desire be made for Tenant's intended use of the Property. Notwithstanding anything to the contrary in the Lease, the construction and installation of the THIS will not affect nor extend the Commencement Date of the Lease it being the intention of Landlord and Tenant that Tenant commence paying monthly Base Rent on the Commencement Date regardless of whether or not the THIS are substantially completed by said date. The THIS shall be constructed in accordance with the plans and specifications prepared by Landlord's architect and as approved by both Landlord and Tenant. Such plans and specifications and the budget for the construction of the THIS shall be reasonably approved, in writing, by both Landlord and Tenant as soon as practicable after execution of the Lease, but prior to the commencement of construction of the THIS. The THIS shall be installed by Landlord's general contractor. Landlord shall provide a

     Tenant Improvement Allowance of a maximum of Four Hundred Fourteen Thousand Six Hundred Dollars ($414,600.00) (the "TI Allowance") for the planning, construction and installation of the THIS and all costs associated with such construction, including, but not limited to, architectural and engineering fees, general contractor fees and costs, costs to prepare plans and specifications, all permit and approval fees and cots, and all other direct and indirect costs of procuring, constructing and installing the THIS (collectively, the "TI Costs"). Landlord shall not charge nor be paid any construction management fee in connection with the planning, construction and installation of the THIS. If the TI Allowance is exhausted, any additional funds necessary to pay the balance of the TI Costs (including all change order costs and cost escalations) in order to cause the THIS to be substantially completed will be paid for by Tenant, in cash, within thirty (30) days after Landlord delivers to Tenant a written demand therefor. The TI Allowance shall be used solely for improvements to real property and not for the acquisition or installation of any of Tenant's equipment, trade fixtures, furniture, furnishings telephone equipment, computer equipment or other personal property. If the Lease is terminated at any time prior to the scheduled expiration date for any reason due to the default of Tenant of its obligations under this Lease, in addition to any other remedies available to Landlord under the Lease, Tenant shall immediately pay to Landlord as additional rent under the Lease any and all costs incurred by Landlord in connection with the planning, construction and installation of the THIS and not reimbursed or otherwise paid by Tenant as part of the Base Rent or otherwise through the date of termination together with any costs related to the removal of any improvements constructed by Tenant subsequent to the Commencement Date and the restoration of any damage caused to the Property, ordinary wear and tear excepted.

3. ENTERPRISE ZONE: As of the date of this Lease the Property is located within a designated Enterprise Zone of the City of San Jose, and, as such, certain tax credits may be available to Tenant. Landlord has no knowledge of the specific tax credits that may be available or of Tenant's eligibility to benefit from same. Tenant acknowledges that Landlord has made no representations with regard to the availability or applicability to Tenant of any benefits arising from such an Enterprise Zone.

4. ENVIRONMENTAL MATTERS/HAZARDOUS MATERIALS: Concurrently with executing this Lease, and within fifteen (15) days of a written request from Landlord, Tenant shall execute, and deliver to Landlord, the Hazardous Materials Disclosure Certificate in substantially the form attached hereto as Exhibit C, and any other reasonably necessary documents as requested by Landlord. Subject to the remaining provisions of this paragraph, Tenant shall be entitled to use and store only those Hazardous Materials (defined below), that are necessary for Tenant's business and to the extent disclosed in the Hazardous Materials Disclosure Certificate, provided that such usage and storage is in full compliance with any and all local, state and federal environmental, health and/or safety-related laws, statutes, orders, standards, courts' decisions, ordinances, rules and regulations (as interpreted by judicial and administrative decisions), decrees, directives, guidelines, permits or permit conditions, currently exiting and as amended, enacted, issued or adopted in the future which are or become applicable to Tenant or the Property (collectively, the "Environmental Laws"). Landlord shall have the right at all times during the term of this Lease to (i) inspect the Property; (ii) conduct tests and investigations to determine whether Tenant is in compliance with the provisions of this paragraph, and (iii) request lists of all Hazardous Materials used, stored or located on, under or about the Property; the cost of all such inspections, tests and investigations shall be borne by Tenant if Hazardous Materials are indicated by such inspection, test or investigation to be present in, on or about the Property arising from or related to the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives (defined below). Tenant shall give to Landlord immediate oral and follow-up written notice of any spills, releases or discharges of Hazardous Materials on, under or about the Property. Tenant covenants to promptly investigate, clean up and otherwise rededicate (including without limitation, monitoring and closures) any spill, release or discharge of Hazardous Materials caused by the intentional or negligent acts or omissions of Tenant or its agents, employees, representatives, invitees, licensees, subtenants customers or contractors (collectively, "Tenant's Representatives") at Tenant's sole cost and expense; such investigation, clean up and remediation to be performed after Tenant has obtained Landlord's written consent, which shall not be unreasonably withheld; provided, however, that Tenant shall be entitled to respond immediately to an emergency without first obtaining Landlord's written consent. If Tenant fails to so promptly investigate, clean up or otherwise remediate (including without limitation, any monitoring and closures), Landlord may, but without obligation to do so, take any and all steps necessary to rectify the same and Tenant shall promptly reimburse Landlord, upon demand, for all costs and expenses to Landlord of performing investigation and remediation work. Tenant shall indemnify, defend (with counsel acceptable to Landlord) and hold Landlord and Landlord's lenders, partners, property management company (if other than Landlord), directors officers, employees, representatives, contractors and shareholders and each of their respective successors and assigns harmless from and against any and all claims, judgments, damages, penalties, fines, liabilities, losses, suits, administrative proceedings and costs (including, but not limited to, attorneys' and consultant fees and court cost s) arising at any time during or after the term of this Lease in connection with or related to the use, presence, transportation, storage, disposal, spill, release or discharge of Hazardous Materials on, in or about the Property as a result (directly or indirectly) of the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives. The burden of proof shall rest with Tenant with regard to the determination of the cause or source of any Hazardous Materials found to exist in, on or about the Property. Tenant shall not be entitled to install any tanks under, on or about the Property for the storage of Hazardous Materials without the express written consent of Landlord, which may be given or withheld in Landlord's sole discretion. Neither the written consent of Landlord to the presence of Hazardous Materials on, under or about the Property nor the strict compliance by Tenant with all Environmental Laws shall excuse Tenant from its obligations of indemnification pursuant hereto. As used in this Lease, the term Hazardous Materials shall mean and include (a) any hazardous or toxic wastes, materials or substances, and other pollutants or contaminants, which are or become regulated by any Environmental Laws; (b) petroleum, petroleum by-products, gasoline, diesel fuel, crude oil or any fraction thereof; (c) asbestos and asbestos-containing material, in any form, whether friable or non-friable; (d) polychlorinated biphenyls; (e) radioactive materials; (f) lead and lead-containing materials; (g) any other material, waste or substance displaying toxic, reactive, ignitable or corrosive characteristics, as all such terms are used in their broadest sense, and are defined or become defined by any Environmental Laws; or (h) any materials which cause or threatens to cause a nuisance upon or waste to any portion of the Property or any surrounding property; or poses or threatens to pose a hazard to the health and safety of persons on the Property or any surrounding property. The provisions of this Paragraph 4 of the Rider to Lease shall survive the expiration or earlier termination of this Lease. If Tenant fails to fully and timely observe, perform or comply with any of the conditions, covenants or provisions of this Paragraph 4 of the Rider, and such failure is not curd within ten (10) days of the ate on which Landlord delivers written notice of such failure to Tenant then Tenant shall be considered to be in material default of this Lease. However, Tenant shall not be in material default of its obligations hereunder if such failure cannot reasonably be cured within such ten (10)-day period. and Tenant promptly commences, and thereafter diligently proceeds with same to completion, all actions necessary to cure such failure as soon as is reasonably possible, but in no event shall the completion of such cure be later than sixty (60) days after the date on which Landlord deliver to Tenant written notice of such failure, unless Landlord, acting reasonably and in good faith, otherwise expressly agrees in writing to a longer period of time based upon the circumstances relating to such failure as well as the nature of the failure and the nature of the actions necessary to cure such failure. Tenant covenants and agrees that the provisions of Section 10.02(c) of the Lease shall not be applicable (nor available) to any failure of Tenant under this Paragraph 4 of the Rider. If it is determined by Landlord pursuant to the results of any tests or investigations that have been performed or pursuant to a notice from any regulatory authority, that Tenant, its use of th Property, or the condition of the Property is not in compliance with all Environmental Laws at the expiration or earlier termination of this Lease due to the intentional or negligent acts or omissions of Tenant or Tenant's Representatives, then at Landlord's sole option, Landlord may require Tenant to hold over possessions of the Property until Tenant can surrender the Property to Landlord in compliance with all Environmental Laws. Any such holdover by Tenant will be with Landlord's consent, will not be terminable by Tenant in any event or circumstance and will otherwise be subject to the provisions of Section
     2.04 of this Lease except that Tenant may terminate such holdover if (i) Tenant has remediated the contamination by Hazardous Materials in accordance with a plan approved by the appropriate regulatory authority,
     (ii) such regulatory authority has approved the results of the remediation as being in compliance with its requirements, and (iii) the only additional requirement of such regulatory authority is periodic monitoring in anticipation of closure.

5. EXISTING LEASE. The existing lease of the Property dated November 3, 1995, between D & D Ranch, a California general partnership and Imperial Printing Company, a Michigan corporation, dba, IPC Software Services, shall terminate as of the ate of the execution of this Lease by both Landlord and Tenant and be of no further force or effect thereafter except for any provisions which are (a) intended to survive its termination, and (b) not superseded or replaced by the terms and provisions of this Lease.

6. SIMULTANEOUS EXECUTION OF LEASES. Notwithstanding any other provision contained in this Lease to the contrary, this Lease shall not have any force or effect and shall not be binding on the parties unless and until the lease of eve date herewith between Tenant and D & D Ranch, a California general partnership, regarding the premises at 2011 Senter Road, San Jose, California (the "Second Lease") is executed and delivered by Tenant concurrently with this Lease.

7. OPTIONS TO EXTEND. If Tenant is not in default in the performance of any of its obligations under this Lease at the time of Tenant's exercise of the then applicable option to extend the then applicable terms of this Lease, Tenant shall have the right at its option to extend the term of the Lease for two (2) successive five (5)-year periods (individually the "First Extended Term" and the "Second Extended Term," respectively, and collectively, the "Extended Terms"). The Lease of the Property during the Extended Terms shall be upon the same terms, covenants and conditions as are set forth in this Lease, other than the monthly Base Rent and the term of the Lease. If Landlord does not receive from Tenant written notice of Tenant's exercise of this option on a date which is not less than eighteen
     (18) months prior to the end of the initial term of the Lease or the end of the First Extended Term of this Lease, as the case may be (the "Option Notice"), all rights under this option shall automatically lapse and terminate and shall be of no further force and effect. Time is of the essence herein. Additionally, if Tenant fails to timely or duly exercise this option for the First Extended Term, all rights of Tenant under this option to extend into the First Extended Term and the Second Extended Term shall automatically lapse, terminate and shall be of no further force and effect, and Tenant shall have no further rights to extend the term of this Lease. Notwithstanding any other provision contained in this Section 7 to the contrary, Tenant may only exercise the options to extend the term of this Lease for each of the Extended Terms if, concurrently with Tenant's exercise of such option hereunder, Tenant simultaneously exercises the same option granted to Tenant to extend the corresponding term under the Second Lease. If Tenant does not so simultaneously extend the term of both leases, Tenant shall have no right to extend the term of this Lease and thereafter the options granted to Tenant herein shall lapse and be of no force or effect.

     The monthly Base Rent for each of the First Extended Tem and the Second Extended Term shall be the then fair market rent for the Property (the "Fair Rental Value") agreed upon solely by and between Landlord and Tenant and their agents appointed for this purpose.

     The "Fair Rental Value" of the Property shall be defined to mean the fair market rental value of the Property as of the commencement of the First Extended Term or the Second Extended Term, as applicable, taking into consideration all relevant factors, including length of term, the uses permitted under the Lease, the quality, size, design and location of the Property, including the condition and value of existing tenant improvements, and the monthly base rent paid by tenants for premises comparable to the Property, and located in San Jose, California.

     Landlord and Tenant each, at its cost and by giving notice to the other party, shall appoint a competent and disinterested commercial real estate broker (hereinafter "broker") with at least five (5) years' full-time commercial real estate brokerage experience in the geographical area of the Property to set the Fair Rental Value fo the First Extended Term or the Second Extended Term, as the case may be. If either Landlord or Tenant does not appoint a broker within ten (10) days after the other party has given notice of the name of its broker, the single broker appointed shall be the sole broker and shall set the Fair Rental Value for the First Extended Term or the Second Extended Term, as the case may be. If two (2) brokers are appointed by Landlord and Tenant as stated in this paragraph, they shall meet promptly and attempt to set the Fair Rental Value. If the two (2) brokers are unable to agree within ten (10) days after the second broker has been appointed, they shall attempt to select a third broker, meeting the qualifications stated in this paragraph within ten (10) days after the last day the two (2) brokers are given to set the Fair Rental Value. If they are unable to agree on the third broker, either Landlord or Tenant by giving ten (10) days; notice to the other party, can apply to the Presiding Judge of the Superior Court of the county in which the Property is located for the selection of a third broker who meets the qualifications stated in this paragraph. Landlord and Tenant each shall bear one-half (1/2 ) of the cost of appointing the third broker and of paying the third broker's fee. The third broker, however selected, shall be a person who has not previously acted in any capacity for either Landlord or Tenant. Within fifteen (15) days after the selection of the third broker, the third broker shall select one of the two Fair Rental Values submitted by the first two brokers as the Fair Rental Value for the First Extended Term or the Second Extended Term, as the case may be. If either of the first two brokers fails to submit their opinion of the Fair Rental Value, then the single Fair Rental Value submitted shall automatically be the monthly Base Rent for the First Extended Term or the Second Extended Term, as applicable.

8. Any default of Tenant under the Second Lease shall also be a default under this Lease.

SUBLEASE

CB COMMERCIAL REAL ESTATE GROUP, INC.
BROKERAGE AND MANAGEMENT
LICENSED REAL ESTATE BROKER


1.   PARTIES.
     This Sublease, dated November 12, 1996, is made between Journal Communications, Inc., a Wisconsin corporation and Imperial Printing Company, * ("Sublessor"); and Bell Microproducts, Inc., a California corporation, ("Sublessee").

                                                              **SEE RIDER NO. 1

2.   MASTER LEASE.

     Sublessor is the lessee under a written lease dated December 22, 1995, wherein DiNapoli, DiNapoli and Mulcahy Trust, a California general partnership ("Lessor") leased to Sublessor the real property located in the City of San Jose, County of Santa Clara, State of California, described as 2020 South Tenth Street, San Jose, California, containing approximately 141.520+/- square feet, single story facility and connector building ("Master Premises"). Said lease has been amended by the following amendments A Rider with eight (8) sections, Exhibit A, Exhibit B, Exhibit C and Disclosure of Special Studies said lease and amendments are herein collectively referred to as the "Master Lease" and are attached hereto as Exhibit "A."

                                                              ***SEE RIDER NO. 2

3.   PREMISES.
     Sublessor hereby subleases to Sublessee on the terms and conditions set forth in this Sublease the following portion of the Master Premises ("Premises"): 2020 South Tenth Street, San Jose, California, containing 141.520+/- square feet, single-story facility and connector building as shown in Exhibit B attached hereto and made a part hereof..

4.   WARRANTY BYU SUBLESSOR.
     Sublessor warrants and represents to Sublessee that the Master Lease has not been amended or modified except as expressly set forth herein, that Sublessor is not now, and as of the commencement of the Term hereof will not be, in default or breach of any of the provisions of the Master Lease, and that Sublessor has no knowledge of any claim by Lessor that Sublessor is in default or breach of any of the provisions of the Master Lease.

5.   TERM.        SEE RIDER NO. 5

6.   RENT.
     6.1 Minimum Rent. Sublessee shall pay to Sublessor as minimum rent, without deduction, setoff, notice, or demand, at IPC Communication Services, Inc. 2011 Senter Road, San Jose, California or at such other place as Sublessor shall designate from time to time by notice to Sublessee, SEE RIDER NO. 6.1. Sublessee shall pay to Sublessor upon execution of this Sublease the sum of Seventy-Nine Thousand Five Hundred Eight-Six and No./100 Dollars ($79,586.00) as rent for February 1997. If the Term begins or ends on a day other than the first or last day of a month, the rent for the partial months shall be prorated on a per diem basis. Additional provisions: SEE RIDER NO. 6.2.

     6.2 Operating Costs. If the Master Lease requires Sublessor to pay to Lessor all or a portion of the expenses of operating the building an/or project of which the Premises are a part ("Operating Costs"), including but not limited to taxes, utilities, or insurance, then Sublessee shall pay to Sublessor as additional rent One Hundred percent (100%) of the amounts payable by Sublessor for Operating Costs incurred during the Term. Such additional rent shall be payable as and when Operating Costs are payable by Sublessor to Lessor. If the Master Lease provides for the payment by Sublessor of Operating Costs on the basis of an estimate thereof, then as and when adjustments between estimated and actual Operating Costs are made under the Master Lease, the obligations of Sublessor and Sublessee hereunder shall be adjusted in a like manner; and if any such adjustment shall occur after the expiration or earlier termination of the Term, then the obligations of Sublessor and Sublessee under this Subsection 6.2 shall survive such expiration or termination. Sublessor shall, upon request by Sublessee, furnish Sublessee with copies of all statements submitted by Lessor of actual or estimated Operating Costs during the Term.

7.   SECURITY DEPOSIT.
     Sublessee shall deposit with Sublessor upon execution of this Sublease the sum of Eighty Thousand and No/100 Dollars ($80,000.00) as security for Sublessee's faithful performance of Sublessee's obligations hereunder ("Security Deposit"). If Sublessee fails to pay rent or other charges when due under this Sublease, or fails to perform any of its other obligations hereunder, Sublessor may use or apply all or any portion of the Security Deposit for the payment of any rent or other amount then due hereunder and unpaid, for the payment of any other amount then due hereunder and unpaid, for the payment of any other sum for which Sublessor may become obligated by reason of Sublessee's default or breach, or for any loss or damage sustained by Sublessor as a result of Sublessee's default or breach. If Sublessor so uses any portion of the Security Deposit, Sublessee shall, within ten (10) days after written demand by Sublessor, restore the Security Deposit to the full amount originally deposited, and Sublessee's failure to do so shall constitute a default under this Sublease. Sublessor shall not be required to keep the Security Deposit separate from its general accounts, and shall have no obligation or liability for payment of interest on the Security Deposit. In the event Sublessor assigns its interest in this Sublease, Sublessor shall deliver to its assignee so much of the Security Deposit as is then held by Sublessor.

                                                              **SEE RIDER NO. 7

8.   USE OF PREMISES.
     The Premises shall be used and occupied only for office sales, research and development, light assembly, light manufacturing, and distribution of electronic products and related legal uses, and for no other use or purpose.

9.   ASSIGNMENT AND SUBLETTING.
     Sublessee shall not assign this Sublease or further sublet all or any part of the Premises without the prior written consent of Sublessor (and the consent of Lessor, if such is required under the terms of the Master Lease).
                                                               **SEE RIDER NO. 9

10.  OTHER PROVISIONS OF SUBLEASE.
     Except as otherwise provided in RIDER NO. 10, all applicable terms and conditions of the Master Lease are incorporated into and made a part of this Sublease as if Sublessor were the lessor or Landlord thereunder, Sublessee the lessee or Tenant thereunder, and the Premises the Master Premises, except for the following: Sections 1.03, 1.04, 1.05, 1.06, 1.08, 1.09, 1.11, 1.11, 1.12(a). 2.01, 2.02. 3.01, 3.03, 5.01, 13.02(c), 13.06,
     Article 14, Rider Paragraphs 1, 5, 6, 7, and 8 of the Rider to Lease Agreement. Sublessee shall not commit or suffer any act or omission that will violate any of the provisions of the Master Lease. Sublessor shall exercise due diligence in attempting to cause Lessor to perform its obligations under the master Lease for the benefit of Sublessee. If the Master Lease terminates, this Sublease shall terminate and the parties shall be relieved of any further liability or obligation under this Sublease, provided however, that if the Master Lease terminates as a result of a default or breach by Sublessor or Sublessee under this Sublease and/or the Master Lease, then the defaulting party shall be liable to the nondefaulting party for he damage suffered as a result of such termination. Notwithstanding the foregoing, if the Master Lease gives Sublessor any right to terminate the Master Lease in the event of the partial or total damage, destruction or condemnation of the Master Premises or the building or project of which master Premises are a part, the exercise of such right by Sublessor shall not constitute a default or breach hereunder.

11.  ATTORNEYS' FEES.  **SEE RIDER NO. 10A
     **SEE RIDER NO. 11

12.  AGENCY DISCLOSURE.
     Sublessor and Sublessee each warrant that they have dealt with no other real estate broker in connection with this transaction except: CB COMMERCIAL REAL ESTATE GROUP, INC., who represents Sublessor Journal Communications, Inc., a Wisconsin corporation and Imperial Printing Company, a Michigan corporation ("Broker") and Cornish and Carey Commercial Real Estate, who represents Bell Microproducts, Inc., a California corporation. In the event that CB COMMERCIAL REAL ESTATE GROUP, INC., represents both Sublessor and Sublessee, Sublessor and Sublessee hereby confirm that they were timely advised of the dual representation and that they consent to the same, and that they do not expect said broker to disclose to either of them the confidential information of the other party.

13.  COMMISSION.
     Upon execution of this Sublease, and consent thereto by Lessor (if such consent is required under the terms of the Master Lease), Sublessor shall pay Broker a real estate brokerage commission in accordance with Sublessor's contract with Broker for the subleasing of the Premises, if any, and otherwise in the amount of Two Hundred Sixty-Five Thousand and No/100 Dollars ($265,000.00), for services rendered in effecting this Sublease. Broker is hereby made a third party beneficiary of this Sublease for the purpose of enforcing its right to said commission.

14.  NOTICES   **SEE RIDER NO. 14

15.  CONSENT BY LESSOR.
     THIS SUBLEASE SHALL BE OF NO FORCE OR EFFECT UNLESS CONSENTED TO BY LESSOR WITHIN 10 DAYS AFTER EXECUTION HEREOF, IF SUCH CONSENT IS REQUIRED UNDER THE TERMS OF THE MASTER LEASE.**
                                                              **SEE RIDER NO. 15

16.  COMPLIANCE.
     The parties hereto agree to comply with all applicable federal, state and local laws, regulations, codes, ordinances and administrative orders having jurisdiction over the parties, property or the subject matter of this Agreement, including, but not limited to, the 1964 Civil Rights Act and all amendments thereto, the Foreign Investment in Real Property Tax Act, the Comprehensive Environmental Response Compensation and Liability Act, and The Americans With Disabilities Act.

Sublessor: Journal Communications, Inc.   Sublessee:    Bell Microproducts, Inc.

By:        /s/ Douglas Hosking                By: /s/ ATD

Title:     Vice President                     Title: Vice President Operations

By:        _________________                  By: /s/ REL

Title:     ________________                   Title: V.P. of Finance

Date:      November 12, 1996                  Date:  November 19, 1996

    * SEE SIGNATURE BLOCK BELOW.


--------------------------------------------------------------------------------
CONSULT YOUR ADVISORS - This document has been prepared for approval by your attorney. No representation or recommendation is made by Broker as to the legal sufficiency or tax consequences of this document or the transaction to which it relates. These are questions for your attorney.

In any real estate transaction, it is recommended that you consult with a professional, such as a civil engineer, industrial hygienist or other person, with experience in evaluating the condition of the property, including the possible presence of asbestos, hazardous materials and underground storage tanks.
--------------------------------------------------------------------------------

Sublessor:    Imperial Printing Company

By:           /s/ Douglas Hosking
Title:        President

Date:         November 12, 1996

                                                                        11\11\96

                                RIDER TO SUBLEASE


     This RIDER TO SUBLEASE ("Rider") pertains to and is hereby made a part of the Sublease Agreement dated as of November 12, 1996, by and between JOURNAL COMMUNICATIONS, INC., a Wisconsin corporation and IMPERIAL PRINTING COMPANY, a Michigan corporation (collectively "Sublessor"), and BELL MICROPRODUCTS, INC. ("Sublessee"). This Rider shall be attached to the Sublease and made a part thereof.

Rider No. 1:

"Sublessor" is defined in the Master Lease as "Tenant."

Rider No. 2:

"Lessor" is defined in the Master Lease as "Landlord."

Rider No. 5:

Term: The term of this Sublease shall commence February 1, 1997 (the "Commencement Date") and shall expire on January 31, 2002 (the "Termination Date") unless either of these dates are advanced, delayed, or otherwise changed in accordance with any other specific provisions of this Sublease. Sublessee shall have all early rights of occupancy Sublessor has under the Master Lease subject to all conditions set forth therein. If Sublessor does not deliver possession of the Premises to Sublessee on November 1, 1996, Sublessor shall deliver a notice to Sublessee which sets forth the actual Termination Date which shall be binding upon Sublessee unless Sublessee objects to the notice in writing within five (5) days of Sublessee's receipt of the same.

Delay in Delivery of Possession: Sublessor shall not be liable to Sublessee if Sublessor does not deliver possession of the Premises to Sublessee on the date of this Sublease. Sublessor's non- delivery of the Premises to Sublessee on that date shall not affect this Sublease or the obligations of Sublessee under this Sublease, except that the Termination Date shall be extended one (1) day for each day delivery of possession of the Premises to Sublessee is delayed past November 1, 1996, but no longer than thirty (30) days. Provided that this Sublease is still in full force and effect and has not been terminated, immediately upon Sublessor's receipt of possession of the Premises, Sublessor shall deliver possession of the Premises to Sublessee.

Sublease Cancellation Rights: If Sublessor does not deliver possession of the Premises to Sublessee on or prior to December 1, 1996, Sublessee may elect to cancel this Sublease by giving written notice to Sublessor prior to the earlier of December 5, 1996, or the date possession of the Premises is delivered to Sublessee. If Sublessee gives such notice, (i) the Sublease shall be deemed immediately canceled,

                                                                        11\11\96

(ii) any consideration previously paid by Sublessee to Sublessor on account of this Sublease shall be returned to Sublessee, (iii) this Sublease shall have no further force or effect, (iv) Sublessor shall have no further liability to Sublessee on account of such delay or cancellation, and (v) neither Sublessor nor Sublessee shall have further obligations to the other. If Sublessee does not give such notice, Sublessee's right to cancel the Sublease shall expire and the Term shall commence upon the delivery of possession of the Premises to Sublessee.

Condition of Premises: Sublessor shall have no obligation to make any improvement or alterations to the Premises. By taking possession of the Premises, Sublessee will be deemed to have accepted the Premises in its condition on the date of delivery of possession. Sublessee acknowledges that neither Sublessor nor any agent of Sublessor has made any representation or warranty with respect to the Premises, the parking area surrounding the Premises, or any portions thereof, or with respect to the suitability of same, for the conduct of Sublessee's business and Sublessee further acknowledges that Sublessor will have no obligation to construct or complete any additional buildings or improvements within or about the Premises.

Rider No. 6.1:

Commencing February 1, 1997 and continuing through July 1999, Sublessee shall pay as minimum rent the sum of Seventy-Nine Thousand Five Hundred Eighty-Six and No/100 Dollars ($79,586.00) per month in accordance with all other provisions of Paragraph 6.1. Subject to the provisions of Rider No. 26, commencing August 1, 1999 and continuing through the Termination Date, Sublessee shall pay as minimum rent the sum of Eighty-Two Thousand Four Hundred Sixteen and No/100 Dollars ($82,416.00) per month in accordance with all other provisions of Paragraph 6.1. Sublessee shall have no obligation to pay minimum rent for the months of November and December 1996 and January 1997. Sublessee's obligation to pay the minimum rent set forth in this Paragraph 6.1 shall commence February 1, 1997, whether or not Sublessor delivers to Sublessee possession of the Premises on November 1, 1996. The minimum rent is payable on the twenty-fifth (25th) day of the calendar month immediately prior to each calendar month for which minimum rent is payable. For example, the minimum rent due for February 1997 is due and payable on January 25, 1997.

Rider No. 6.2:

Although no minimum rent shall be payable by Sublessee for the months of November and December 1996 and January 1997, Sublessee shall be responsible, after Sublessor has delivered possession of the Premises to Sublessee, for payment of all other monetary obligations under this Sublease including, without limitation, the payment of real property taxes, insurance premiums, utilities, and all other Operating Costs payable by Sublessor to Lessor under the Master Lease.

                                                                        11\11\96

Rider No. 7:

The Security Deposit shall be refunded to Sublessee after Sublessee vacates the Premises within the time period required under then California law, less any application of the Security Deposit made pursuant to this Sublease or charges necessary or reasonably estimated to compensate Sublessor for any loss or damages sustained by Sublessor due to any default or breach by Sublessee of any obligation hereunder, including, but not limited to, expenses, dues, and costs incurred by Sublessor in securing full possession of the Premises.

Rider No. 9:

Sublessor's consent to any proposed assignment of the Sublease or sublease of the Premises shall not be unreasonably withheld or delayed. Any consent granted by Sublessor shall be made with the understanding that Sublessee shall not be released from any past, present, or future obligation under this Sublease, and shall remain liable for the prompt payment of rent and the keeping and performance of all conditions and covenants of this Sublease by Sublessee to be kept and performed.

Rider No. 10:

Notwithstanding any provision in this Sublease or the Master Lease to the contrary:

     A.   To the extent that the Master Lease provides or requires that Lessor:

          (1) Shall pay any sum (including, without limitation, any tenant improvement allowance);

          (2)  Make any representation or warranty;

          (3) Prepare plans and/or construct or install any tenant improvements or alterations;

          (4)  Not unreasonably withhold or delay any consent; or

          (5) Provide, obtain, or maintain services, utilities, insurance, repairs, maintenance, or any and all other landlord obligations rendered in connection with the use, occupancy, ownership, or operation of the Premises, the building of which the Premises is a part, or any parking and landscape area;

          Sublessor shall have no liability to Sublessee or any person or entity acting by or through Sublessee arising from Lessor's breach or default with respect thereto. In addition, Sublessor

                                                                        11\11\96

          shall not be required to perform or satisfy any such obligations except to make a reasonable effort to cause Lessor to perform its obligations under the Master Lease. Notwithstanding any provision in this Rider No. 10 to the contrary, Sublessor shall retain the obligation to (i) refund to Sublessee any amounts Sublessor actually receives from Lessor for excess Additional Rent in accordance with the provisions of Article 4 of the Master Lease, (ii) not unreasonably withhold or delay its consent when Sublessee is obligated to obtain Sublessor's consent and the Sublease does not allow Sublessor to withhold or delay its consent in its discretion, and (iii) pay attorneys' fees it may owe (as opposed to Lessor) under Article 12.

     B.   With respect to Article 4 of the Master Lease:

          (1) All references to insurance premiums and deductibles for which Sublessee is required to pay shall be deemed to be the premiums and deductibles of Lessor and not Sublessor;

          (2) Sublessor shall have no obligation to perform any of Lessor's obligations thereunder; and

          (3)  Sublessee agrees that any of its obligations to Sublessor under
               Section 4.04 shall also be obligations to Lessor, and Sublessor shall be deemed to have satisfied any obligations it may have as the tenant under Section 4.04 if such obligations are satisfied by Sublessee.

     C. With respect to Rider to Lease Agreement Paragraph 2 of the Master Lease (or the provisions of any work letter agreement executed by Sublessor, Sublessee, and Lessor ("Work Letter Agreement")):

          (1) Sublessor shall have no obligation to perform any of Lessor's obligations thereunder;

          (2) Sublessee shall be entitled to utilize all or any portion of the TI Allowance or Subtenant Improvement Allowance;

          (3) Sublessor shall consent to the initial tenant improvements approved and constructed by Lessor in accordance with the provisions of this Paragraph 2 of the Rider to the Master Lease and/or the provisions of any Work Letter Agreement (the "Initial Sublease Improvements");

                                                                        11\11\96

          (4) Subject to the provisions of Rider No. 26, Sublessee shall have no obligation to remove any of the Initial Sublease Improvements made to the Premises; and

          (5) If Sublessor incurs, or could incur, any liabilities, costs, expenses or damages as a result of Sublessee's failure to satisfy any of Sublessee's obligations under any Work Letter Agreement, such obligations shall be deemed to be obligations of Sublessee under this Sublease.

     D.   Deleted.

     E. Sublessor may not place "for sale" or "for lease" signs on the Premises or within the parking or landscape areas around the Premises prior to the last twelve (12) months of the Term of this Sublease.

     F. With respect to Sections 5.05 and 6.02 of the Master Lease, Sublessee shall neither release Sublessor from, nor indemnify Sublessor, with respect to: (i) the negligence or willful misconduct of Sublessor or its respective agents, employees, contractors, or invitees; or (ii) a breach of Sublessor's obligations or representations under this Sublease. The provisions of the previous sentence, however, will have no force or effect to the extent they result in any increased liability to Sublessor arising from any claims, actions, or proceedings made or commenced by Lessor. The provisions of this Rider No. 10, Paragraph F shall survive the expiration or sooner termination of the Sublease.

     G. With respect to Section 6.06 of the Master Lease: upon surrendering the Premises at the expiration or sooner termination of the Term of this Sublease, Sublessee shall not be:

          (1) Responsible for repairing casualty damage covered by Article 7 of the Master Lease or for Hazardous Materials not introduced, discharged, emitted, or released in, under, on, or about the Premises by Sublessee or Sublessee's agents, employees, contractors, representatives, invitees, successors, assignees, or subtenants, unless Lessor has the right to, and actually does, hold Sublessor responsible for the same under the Master Lease or California law; and

          (2) Subject to the provisions of Rider No. 26, required to remove any improvements to the Premises existing as of: the Commencement Date, or the Initial Sublease Improvements.

                                                                        11\11\96

          The provisions of this Rider No. 10, Paragraph G shall survive the expiration or sooner termination of the Sublease.

     H.   With respect to Articles 7 and 8:

          (1) Sublessor shall have no obligation to perform any of Lessor's obligations under either article;

          (2) Sublessor shall retain all rights it has under the Master Lease as the "Tenant" to terminate the same in accordance with the provisions of either article;

          (3) Sublessor and Sublessee shall deliver all notices to the other that each receives from, or delivers to, Lessor, immediately upon receipt or the delivery of such notices;

          (4) References to "Landlord's" rights to elect to make repairs or to terminate the Lease and to "Landlord's" receipt of insurance proceeds and maintenance of insurance shall mean "Lessor";

          (5) Sublessor shall immediately deliver notices received from Sublessee to Lessor which implement the matter contained in Sublessee's notices to Sublessor pursuant to which Sublessee exercises its rights under either article; and

          (6) Any abatement of rent granted to Sublessor pursuant to either article shall operate to abate the rent under this Sublease.

          With respect to Article 10 of the Master Lease, Sublessee shall not be in material default of this Sublease if it fails to make any payments of minimum rent or additional rent, or any other payment or escrow deposit required to be made by Sublessee under this Sublease, as and when due, unless such failure continues for a period of five (5) days after written notice of such failure from Sublessor to Sublessee is received (or deemed received); provided, however, that any such notice will be in lieu of, and not in addition to, any notice required under applicable law (including, without limitation, the provisions of California Code of Civil Procedure Section 1161 regarding unlawful detainer actions or any successor statute or law of a similar nature).

                                                                        11\11\96

Rider No. 10A:

Sublessee agrees to fully perform the "Tenant's" obligations under the Master Lease (excluding those arising from the provisions "excepted" in the previous sentence of this Paragraph 10) to the extent that such obligations are applicable to the Premises or arise, directly or indirectly, from Sublessee's use and occupancy of the Premises.

Rider No. 11:

The provisions of Article 11 of the Sublease are intentionally omitted with the understanding that the provisions of Article 12 of the Master Lease will be applicable to Sublessor and Sublessee.

Rider No. 14:

          A. Unless otherwise specifically provided in this Sublease, a bill, demand, statement, consent, notice, or communication which Sublessor may desire or be required to give to Sublessee shall be deemed sufficiently given or rendered only if it is in writing, delivered personally to Sublessee, or sent by certified mail (return receipt requested) or private overnight courier (e.g., Federal Express or similar courier) (postage fully prepaid) addressed to Sublessee at:

         Prior to the Commencement Date:       After the Commencement Date:

         Bell Microproducts                    Bell Microproducts
         1941 Ringwood Avenue                  2020 South Tenth Street
         San Jose, CA 95131                    San Jose, CA 95112
         Attention:  Bob Sturgeon              Attention:  Bob Sturgeon

     or at such other address as Sublessee shall designate by notice given as herein provided.

          B. Unless otherwise specifically provided in this Sublease, a bill, demand, statement, consent, notice, or communication which Sublessee may desire or be required to give to Sublessor shall be deemed sufficiently given or rendered only if it is in writing, delivered personally to Sublessor, or sent by certified mail (return receipt requested) or private overnight courier (e.g., Federal Express or similar courier) (postage fully prepaid) addressed to Sublessor at:

         Imperial Printing Company
         2011 Senter Road
         San Jose, CA  95112
         Attention:  Doug Hosking, President

                                                                        11\11\96

     or at such other address as Sublessor shall designate by notice given as herein provided.

          C. The time of the receipt of such bills or statements and of the giving of such consents, notices, demands, requests, or communications (collectively "notice") by Sublessee or Sublessor shall be deemed to be the earlier of (i) the date delivered if personally delivered, (ii) if the notice is sent by certified mail, the date the U.S. Post Office certifies delivery or refusal to accept delivery, or if the U.S. Post Office fails to provide such certification, then five (5) days after the same is, mailed, or (iii) if the notice is sent by private overnight courier prior to the time deadline for next day delivery, one (1) day after the same is picked up by or delivered to such courier. Rejection or refusal to accept a notice, request, demand, or the inability to deliver same because of a changed address of which no notice was given shall be deemed to be a receipt of the notice, request, or demand sent. The absence or non-availability of Bob Sturgeon or Doug Hosking, as the case may be, for any reason whatsoever shall not extend the time of delivery of any notice sent by certified mail or private overnight courier which otherwise complies with this Sublease.

Rider No. 15:

In the event Lessor does not consent to this Sublease within such time period and this Sublease is deemed to have no force or effect, then Sublessor shall promptly refund to Sublessee any security deposit and prepaid rent paid hereunder by Sublessee.

Rider No. 17:

SUBLESSEE PARKING.

Sublessee shall have the exclusive right to use the parking spaces in the area designated for Sublessee's use in Exhibit B-1 attached hereto. Sublessor shall not be required to tow parked cars, provide sanctions against improper parking, or otherwise take steps to free occupied parking spaces for Sublessee's use. Sublessor shall retain the exclusive right to use the parking spaces in the area designated for Sublessor's use in Exhibit B-1.

Rider No. 18:

SUBLESSOR'S OBLIGATIONS.

Sublessor shall fully perform all of its obligations as the "Tenant" under the Master Lease to the extent (i) Sublessee has not agreed to perform such obligations under this Sublease, and (ii) Sublessor is not otherwise relieved of such obligations pursuant to the provisions of this Sublease. Until the term of this Sublease expires or is sooner terminated, Sublessor shall not amend or waive any provision under the

                                                                        11\11\96

Master Lease in a manner which would materially adversely affect Sublessee's rights and obligations under this Sublease without Sublessee's prior written consent, which consent shall not be unreasonably withheld or delayed. Sublessor, with respect to the obligations of Lessor under the Master Lease, shall use Sublessor's diligent good faith efforts to cause Lessor to perform such obligations for the benefit of Sublessee. Such diligent good faith efforts shall include, without limitation: (a) upon Sublessee's written request, immediately notifying Lessor of its nonperformance under the Master Lease, and requesting that Lessor perform its obligations under tile Master Lease; and (b) permitting Sublessee to commence a lawsuit or other action in Sublessor's name to obtain the performance required from Lessor under the Master Lease; provided, however, that (i) Sublessee does not allege a constructive eviction in such lawsuit, (ii) such lawsuit cannot result in the termination of the Master Lease, and (iii) if Sublessee commences a lawsuit or other action, Sublessee shall pay all costs and expenses incurred in connection therewith, and Sublessee shall indemnify Sublessor against, and hold Sublessor harmless from, all reasonable costs and expenses incurred by Sublessor in connection therewith. Sublessor shall not:

     (i)  Exercise any right to terminate the Master Lease pursuant to Section
          2.02 thereof; or

     (ii) Enter into any agreement to terminate the Master Lease where the effective date of such termination is prior to the expiration or sooner termination of the term of this Sublease,

without Sublessee's prior written consent, which consent shall not be unreasonably withheld or delayed.

Rider No. 19:

SUBLESSOR'S REPRESENTATIONS AND WARRANTIES.

As an inducement to Sublessee to enter into this Sublease, to the best of Sublessor's actual knowledge, Sublessor represents and warrants that (i) the Master Lease is in full force and effect, and (ii) there exists under the Master Lease no default or event of default by either Lessor or Sublessor, nor has there occurred any event which, with the giving of notice or passage of time or both, could constitute such a default or event of default. Sublessor further represents and warrants that the copy of the Master Lease attached to this Sublease as Exhibit A is a true and complete copy of the Master Lease and that there are no addenda, amendments, exhibits, or modifications to the Master Lease except those which are attached hereto as part of the Master Lease.

                                                                        11\11\96

Rider No. 20:

AUTHORIZATION TO DIRECT SUBLEASE PAYMENTS.

Sublessor hereby acknowledges that Sublessor's failure to pay the rent and other sums owing by Sublessor to Lessor under the Master Lease will cause Sublessee to incur damages, costs, and expenses, especially in those cases where Sublessee has paid sums to Sublessor hereunder which correspond in whole or in part to the amounts owing by Sublessor to Lessor under the Master Lease. Accordingly, Sublessee shall have the right to pay directly to Lessor the rent and additional rent owed by Sublessor to Lessor under the Master Lease (including, without limitation, Lessor's Share of the Profits, as defined in the Master Lease) on the following terms and conditions:

          A. Sublessee reasonably believes that Sublessor has failed to make any payment required to be made by Sublessor to Lessor under the Master Lease and Sublessor fails to provide adequate proof of payment within two (2) business days after Sublessee's written demand requesting such proof.

          B. Sublessee shall not prepay any amounts owing by Sublessor without the prior written consent of Sublessor.

          C. Sublessee shall provide to Sublessor concurrently with any payment to Lessor reasonable evidence of such payment.

          D. Sublessee shall pay directly to Sublessor the difference between the sum of all rent, additional rent, and any other sums payable by Sublessee to Sublessor under the Sublease, and the amount Sublessee is allowed to, and does in fact, pay directly to Lessor in accordance with the provisions of this Rider No. 20.

          E. If Sublessor notifies Sublessee that it disputes any amount demanded by Lessor, Sublessee shall not make any such payment to Lessor unless Lessor has provided a three (3) day notice to pay such amount or forfeit the Master Lease. Notwithstanding any provision in this Sublease to the contrary, Sublessor's notice under this Paragraph D shall be made by telephone to Sublessee followed by written notice sent in a manner which would be deemed received the following day under the notice provisions of this Sublease.

Any sums paid directly by Sublessee to Lessor in accordance with this paragraph shall be credited toward the amounts payable by Sublessee to Sublessor under the Sublease. In the event Sublessee tenders payment directly to Lessor in accordance with this paragraph and Lessor refuses to accept such payment, Sublessee shall have the right to deposit such funds in an account with a national bank

                                                                        11\11\96

for the benefit of Sublessee and Sublessor, and the deposit of said funds in such account shall discharge Sublessee's obligation under the Sublease to make the payment in question.

Rider No. 21:

HAZARDOUS MATERIALS.

In addition to all other provisions in the Sublease and Master Lease which pertain to Hazardous Materials (as defined in the Master Lease), Sublessor and Sublessee agree to the following additional provisions:

          A. Sublessee agrees to complete and sign the Hazardous Materials Disclosure Certificate in the form attached hereto as Exhibit C concurrently with its full execution of this Sublease with the understanding that Sublessor will deliver a copy of the same to Lessor.

          B. Sublessor makes no representations or warranties with respect to the presence or absence of any Hazardous Materials in, on, or about the Premises.

          C. Sublessee acknowledges that the preparation and completion of a Hazardous Materials report or study is not a condition of this Sublease. Sublessor shall ask Lessor for a copy of any report or study relating to the absence or presence of Hazardous Materials in, on, or about the Premises which Lessor has in its possession or anticipates to receive. Sublessor shall deliver to Sublessee a copy of any such report or study it receives from Lessor.

Rider No. 22.

SUBORDINATION.

Sublessor shall ask Lessor to assist it in efforts to obtain from any lenders or ground lessors of the Premises or the building in which the Premises are located a written agreement providing for the non- disturbance and recognition of both Sublessor's and Sublessee's interests under the Master Lease and Sublease in the event of a foreclosure of the lender's security interest or termination of the ground lease.

Rider No. 23:

FIRST RIGHT TO NEGOTIATE.

Subject to and subordinate to (i) the right of Sublessor or Sublessor's successors and assigns, to use, possess, and/or occupy all or any portion of the Premises pursuant to the Master Lease, and

                                                                        11\11\96

(ii) Sublessor's and/or Sublessor's successors and assigns' right to sublease the Premises or assign the Master Lease to any of their subsidiary companies, parent company, or any other entity related or affiliated with Sublessor or Sublessor's successors or assigns (collectively the "Superior Entities") Sublessor hereby grants Sublessee a one-time right of first opportunity to negotiate (the "First Right to Negotiate") an agreement to extend the Term of this Sublease. Sublessee's First Right to Negotiate shall be a one-time right only, except that one or more good faith unsolicited inquiries from Sublessee shall not operate so as to terminate Sublessee's right of first opportunity hereunder.

          A. When and if Sublessor determines that it desires to sublease the Premises or assign the Master Lease to a person or entity other than the Superior Entities for the period immediately following the expiration of the Sublease term, Sublessor shall so inform Sublessee by written notice ("Notice to Sublease"). Within ten (10) days after the Notice to Sublease, Sublessee shall inform Sublessor by written notice ("Sublessee's Notice") either: (i) that Sublessee does not desire an extension of the Term of the Sublease or an assignment of the Master Lease, in which event Sublessor shall have the right to negotiate a sublease of the Premises or an assignment of the Master Lease to any person or entity without further obligation to Sublessee with respect to the First Right to Negotiate granted pursuant to this Rider No. 23; or (ii) that Sublessee desires an extension of the Term of the Sublease or an assignment of the Master Lease. Sublessee's failure to deliver to Sublessor Sublessee's Notice within such ten (10) day time period shall constitute Sublessee's rejection of the opportunity to enter into negotiation to extend the Term of the Sublease or to take an assignment of the Master Lease.

          B. In the event Sublessee informs Sublessor of Sublessee's desire for an extension of the Term of the Sublease or an assignment of the Master Lease, then Sublessor and Sublessee shall negotiate in good faith a written agreement. In the event Sublessor and Sublessee do not execute a final written agreement which fully sets forth the terms and conditions of an extension of the Term of this Sublease or an assignment of the Master Lease within thirty (30) days of the Notice to Sublease, then Sublessor shall have the right to negotiate and enter into a sublease of the Premises or an assignment of the Master Lease with any person or entity at any time thereafter under any terms, covenants, and conditions, whether or not they conform to those offered to Sublessee, without further obligation to Sublessee with respect to the First Right to Negotiate granted pursuant to this Rider No. 23.

          C. Sublessee's First Right to Negotiate an agreement for an extension of the Term of the Sublease or an assignment of the Master Lease granted under this Sublease (i) is personal to Bell Microproducts, Inc., the Sublessee named in this Sublease or to a "Tenant's Affiliate" (as defined in Section 9.02 of the Master Lease), and no assignee or sublessee of Sublessee shall have any such right, and (ii) shall automatically terminate if:

                                                                        11\11\96

          (1) At or after the date Sublessor gives the Notice to Sublease and before the consummation of any written agreement contemplated in this Rider No. 23, Sublessee is in material default under this Sublease;

          (2) Sublessee has entered into one or more sub-subleases covering more than twenty percent (20%) of the net rentable square footage of the Premises and such sub- subleases have not terminated on or prior to Sublessee's Notice or will not terminate prior to the original Termination Date, or an assignment of the Sublease; or

          (3)  This Sublease is terminated or has expired.

Rider No. 24:

LIMITATION OF LIABILITY.

               A. In consideration of the benefits accruing hereunder, Sublessee on behalf of itself and all successors and assigns of Sublessee, covenants and agrees that in the event of any actual or alleged failure, breach, or default hereunder by Sublessor: (a) Sublessee's recourse against Sublessor for monetary damages will be limited to the amount equal to Lessor's equity interest in the Property (as defined in the Master Lease); (b) except as may be necessary to secure jurisdiction of the corporation or partnership, no partner, director, officer, legal counsel, agent, or shareholder of Sublessor shall be sued or named as a party in any suit or action and no service of process shall be made against any such person or entity; (c) no partner, director, officer, legal counsel, agent, or shareholder of Sublessor shall be required to answer or otherwise plead to any service of process; (d) no judgment will be taken against any partner, director, officer, legal counsel, agent, or shareholder of Sublessor and any judgment taken against any such person or entity may be vacated and set aside at any time after the fact; (e) no writ of execution will be levied against the assets of any partner, director, officer, legal counsel, agent, or shareholder of Sublessor; (f) the obligations under this Sublease do not constitute personal obligations of the individual partners, directors, officers, legal counsel, agents, or shareholders of Sublessor, and Sublessee shall not seek recourse against the individual partners, directors, officers, legal counsel, agents, or shareholders of Sublessor or any of their personal assets for satisfaction of any liability in respect to this Sublease; and (g) these covenants and agreements are enforceable both by Sublessor and also by any partner, director, officer, legal counsel, agent, or shareholder of Sublessor.

               B. Notwithstanding anything to the contrary contained in this Sublease, Sublessor shall not be liable for consequential damages arising out of any loss of the use and enjoyment of the Premises or any equipment or facilities therein by Sublessee or any other person or entity.

                                                                        11\11\96

Rider No. 25:

CONSTRUCTION WARRANTIES.

For the term of this Sublease, Sublessor shall cooperate with Sublease to enforce any warranties arising from the construction of any tenant improvements in the Premises, but shall have no obligation to incur any out of pocket costs or expense in rendering such cooperation.

Rider No. 26:

RESTORATION OF PREMISES AND REDUCTION OF MINIMUM RENT.

Sublessor, at its sole election, may require Sublessee to remove all or any portion of the Initial Sublease Improvements, and/or the heating, ventilation, and air conditioning system that services any portion of the manufacturing area within the Premises (the "HVAC System"), and to repair any damage to the Premises caused by such removal prior to the expiration or termination of the Sublease (collectively the "Removal Work"). Sublessor shall notify Sublessee of Sublessor's election to exercise its rights under this Rider No. 26 any time prior to the date which is thirty (30) days prior to the expiration date of this Sublease ("Sublessor's Removal Work Notice"). In the event Sublessor exercises its rights under this Rider No. 26:

          A. Sublessor and Sublessee shall cooperate with each other in obtaining bids from one or more contractors to perform the Removal Work, provided that Sublessor shall have the right to determine the exact scope of the Removal Work, and to select the contractor to perform the Removal Work in its sole discretion;

          B. The minimum monthly rent payable by Sublessee under this Sublease shall be reduced by an amount equal to the cost of the Removal Work;

          C. The phrase "cost of the Removal Work" shall include all out-of-pocket payments made or payable to any third party person or entity in connection with, relating to, or arising from the performance of the Removal Work;

          D. If the cost of the Removal Work is less than Twenty Eight Thousand Six Hundred Thirty-Eight Dollars and Forty Cents ($28,638.40), the reduction in monthly minimum rent shall be made to the last minimum rent payment covering at least a thirty (30) day period;

          E. If the cost of the Removal Work is more than Twenty Eight Thousand Six Hundred Thirty-Eight Dollars and Forty Cents ($28,638.40), the reduction in monthly minimum rent shall be

                                                                        11\11\96

     spread over the last payments of minimum rent payable by Sublessee in any manner reasonably determined by Sublessor so that the minimum rent payable by Sublessee under this Sublease shall not be less than Fifty-Three Thousand Seven Hundred Seventy-Seven Dollars and Sixty Cents ($53,777.60) for any month;

          F. In the event the actual Cost of the Removal Work is greater than the reduction in minimum rent granted to Sublessee (the "Excess Removal Work Cost"), and Sublessee has satisfied all rent and additional rent obligations under this Sublease, Sublessor shall promptly refund to Sublessee from such prior minimum rent payments a sum equal to the Excess Removal Work Cost; and

          G. Notwithstanding any provision to the contrary, Sublessee shall not be required to expend any amounts under this Rider No. 26 greater than the amount the minimum rent is reduced and/or refunded;

          H. Sublessor shall have the right to require Sublessee to deposit the amount of savings in minimum rent realized by Sublessee or refunded pursuant to this Rider No. 26 (concurrently with its rent payments to Sublessor or its receipt of any refund) into an escrow or reserve account to insure the payment of the Removal Work. Any amount not utilized for the payment of the cost of the Removal Work shall be disbursed to Sublessor as rent. Any minimum rent refunded shall be treated as a reduction of minimum rent in accordance with the provisions of subparagraphs D and E above;

Notwithstanding the foregoing to the contrary, if Sublessee is not in material default under this Sublease when Sublessor's Removal Work Notice is received (or deemed received) (i) Sublessor (and not Sublessee) shall be responsible for the Removal Work, (ii) the Removal Work shall not be commenced until after the expiration or earlier termination date of the term of this Sublease, (iii) Sublessor (and not Sublessee) shall enter into a contract with the contractor of Sublessor's choice to have the Removal Work performed, (iv) Sublessor shall determine the date (after such expiration or earlier termination date) the Removal Work shall commence, and (v) all other provisions of this Rider No. 26 shall be applicable. Sublessor shall have the right to retract its election set forth in the Sublessor's Removal Work Notice (i) at any time and for any reason whatsoever without Sublessee's consent or approval if Sublessee has not entered into a contract to have the Removal Work performed, or (ii) with Sublessee's consent (which shall not be unreasonably withheld or delayed) if Sublessee has entered into such a contract.

Rider No. 27:

All references to this "Sublease" herein shall be deemed to refer to the Sublease, any exhibits, addenda, or riders thereto, and any and all of the provisions of the Master Lease incorporated herein.

                                                                        11\11\96

The foregoing Rider provisions are accepted and agreed to by the undersigned:


                                       SUBLESSOR:

                                       JOURNAL COMMUNICATIONS, INC.,
                                       a Wisconsin corporation


                                       By: /s/ Douglas Hosking
                                           -------------------------------------
                                       Title: Vice President
                                              ----------------------------------
                                       Date: 11/20/96
                                             -----------------------------------


                                       IMPERIAL PRINTING COMPANY,
                                       a Michigan Corporation


                                       By: /s/ Douglas Hosking
                                           -------------------------------------
                                       Title: President
                                              ----------------------------------
                                       Date: 11/20/96
                                             -----------------------------------

                                       SUBLESSEE:

                                       BELL MICROPRODUCTS, INC.,
                                       a California corporation


                                       By: /s/ ATD
                                           -------------------------------------
                                       Title: Vice President Operations
                                              ----------------------------------
                                       Date: 11/19/96
                                             -----------------------------------

                                               /s/ REL
                                               VP of Finance
                                               11/19/96

                           FIRST ADDENDUM TO SUBLEASE


     This First Addendum to that certain Sublease dated September 27, 1996, by and between JOURNAL COMMUNICATIONS, INC., A WISCONSIN CORPORATION AND IPC COMMUNICATION SERVICES, INC., FORMERLY KNOWN AS IMPERIAL PRINTING COMPANY, A WHOLLY-OWNED SUBSIDIARY OF JOURNAL COMMUNICATIONS, INC., AS JOINT AND SEVERAL CO-TENANTS ("Sublessor"), and BELL MICROPRODUCTS, INC., A CALIFORNIA CORPORATION ("Sublessee"), for Premises located at 2020 South Tenth Street, San Jose, California, whereby Sublessor and Sublessee agree that:

          1. The "Termination Date" of this Sublease agreement shall be changed from midnight of January 31, 2002, to midnight of February 27, 2006.

          2. Commencing February 1, 2002, and continuing through the Termination Date Sublessee shall pay as minimum rent the sum of Ninety-Three Thousand Four Hundred Three and No/100 Dollars ($93,403.00) per month in accordance with all other provisions of Paragraph 6.1 of the Rider To Sublease.

          3. The Sublease shall remain in full force and effect through and including the Termination Date except to the extent that it is modified by this Addendum.

          4. The provisions of the Sublease respecting payment of attorneys' fees shall also apply to this Addendum.


                                    AGREED AND ACCEPTED:


                                    SUBLESSEE:
                                    BELL MICROPRODUCTS, INC.


                                    By: /s/ BM Jaffa
                                    Date: November 24, 1997

                                   SUBLESSOR:
                                   JOURNAL COMMUNICATIONS, INC
                                   IMPERIAL PRINTING COMPANY


                                   By: /s/ Douglas Hosking
                                   Date:   November 24, 1997

                                   CONSENTED TO BY LANDLORD:

                                   DINAPOLI, DINAPOLI AND MULCAHY TRUST, a
                                   California general partnership


                                   By: /s/ J. Philip DiNapoli
                                    Its:   General partner
                                   Date:   December 8, 1997

                               CONSENT TO SUBLEASE
                               -------------------

     THIS CONSENT TO SUBLEASE ("Agreement") is entered into as of the 12th day of November, 1996, by and among DiNapoli, DiNapoli & Mulcahy Trust, a California general partnership ("Landlord"), and Journal Communications, Inc., a Wisconsin corporation, and Imperial Printing Company, a Michigan corporation, a wholly-owned subsidiary of journal communications, Inc., as joint and several co-tenants (collectively, "Tenant"), and Bell Microproducts, Inc., a California corporation ("Subtenant").

     THE PARTIES ENTER this Agreement on the basis of the following facts, intentions and understandings:

          A. Landlord leases to Tenant, and Tenant leases from Landlord certain premises ("Premises") pursuant to an Industrial Real Estate Lease and Rider to Lease Agreement ("Lease") dated December 22, 1995 and First Amendment to Lease of even date herewith (the Lease and First Amendment are collectively, "Master Lease") , a copy of which is attached hereto as Exhibit A. The Premises are more particularly described in the Master Lease.

          B. Tenant and Subtenant entered into a sublease ("Sublease") dated November 12, 1996, a copy of which is attached hereto as Exhibit B, whereby Tenant subleases to Subtenant, and Subtenant subleases from Tenant the Premises. Tenant has retained the right to use certain parking areas described in the Sublease. Subtenant is also granted the right to use certain parking areas described in the Sublease ("Parking Area").

          C. The terms of the Master Lease require the written consent of Landlord as a condition precedent to the Sublease.

          D. Landlord hereby grants its consent to the Sublease on the terms and conditions contained herein.

     NOW THEREFORE, IN CONSIDERATION of the mutual covenants and promises of the parties, the parties hereto agree as follows:

     1. Consent. Landlord hereby consents to the Sublease subject to all of the terms and conditions of this Agreement.

     2. Representations.

          a. Landlord represents and warrants to Tenant and Subtenant that:

               (1) The Master Lease is a true and correct copy of the Master Lease, and there exist no amendments, modifications, or extensions of or to the Master Lease except as specified herein, and the Master Lease is now in full force and effect; and

               (2) No Offsets. To Landlord's actual knowledge, there exist no defenses or offsets to enforcement of the Master Lease by Landlord or Tenant. To Landlord's actual knowledge, Tenant is not in default in the performance of the Master Lease. To Landlord's actual knowledge, Tenant has not committed any breach thereof, nor to Landlord's actual knowledge, has any event occurred which, with the passage of time, or the giving of notice, or both, would constitute a default or breach by Tenant.

          b. Tenant represents-and warrants to Landlord and Subtenant that:

               (1) The Master Lease is a true and correct copy of the Master Lease, and there exist no amendments, modifications, or extensions of or to the Master Lease except as specified herein, and the Master Lease is now in full force and effect; and

               (2) To Tenant's actual knowledge, there exist no defenses or offsets to enforcement of the Master Lease by Landlord or Tenant. To Tenant's actual knowledge, Landlord is not in default in the performance of the Master Lease. To Tenant's actual knowledge, Landlord has not committed any breach thereof, nor to Tenant's actual knowledge, has any event occurred which, with the passage of time, or the giving of notice, or both, would constitute a default or breach by Landlord.

     3. Subordinate. The Sublease shall be subject and subordinate to the Master Lease and all of the Master Lease's provisions, covenants, and conditions. In case of any conflict between the provisions of the Master Lease and the provisions of the Sublease, as between Tenant and Landlord, the provisions of the Master Lease shall prevail unaffected by the Sublease. Subtenant shall not violate any of the terms and conditions of the Master Lease to the extent applicable to the use and occupancy of the Premises and/or Parking Area. Any breach of the Master Lease by Tenant or any breach of the Sublease by Subtenant which results in a breach of the Master Lease shall entitle Landlord -to all the rights and remedies provided in the Master Lease in the event of a breach, and any other available remedy, against Tenant.

     4. No Ratification. This Agreement shall not operate as an approval of, or ratification by Landlord of any of the provisions of the Sublease and Landlord shall not be bound or estopped in any way by the provisions of the Sublease. This Agreement shall not create in Subtenant or Landlord, as a third party beneficiary or otherwise, any rights except as herein set forth.

     5. No waiver. Notwithstanding any term, covenant, provision or agreement contained in the Sublease or any other agreement between Tenant and Subtenant (including, without limitation, Rider No. 10 to the Sublease), except as specifically set forth in this Agreement or required by law, neither the Sublease nor any other agreement (including, without limitation, Rider No. 10 to the Sublease) shall be construed to modify, waive or affect (i) any breach or default on the part of Tenant under the Master Lease; (ii) any of the provisions, covenants, or conditions in the Master Lease; (iii) any of Tenant's obligations under the Master Lease; or (iv) any rights or remedies of Landlord under the Master Lease or to enlarge or increase Landlord's or Tenant's obligations or Tenant's or Landlord's rights under the Master Lease.

     6. Not Assignable. This Agreement is personal to Tenant and Subtenant and may not be assigned by Tenant or Subtenant, except in accordance with the provisions of Article 9 of the Master Lease, including, when and as specified in such Article 9, obtaining the consent of Landlord as set forth in the Master Lease. Any attempted assignment in violation of this section shall be void.

     7. No Release. Neither the Sublease nor this Agreement shall release or discharge Tenant from any liability under the Master Lease and Tenant shall remain liable and responsible for the full performance and observance of all of the provisions, covenants, and conditions set forth in the Master Lease on the part of Tenant to be performed and observed. The breach of the Sublease by Subtenant which results in a material default of the Master Lease shall constitute a material default by Tenant in fulfilling such provision. Tenant shall indemnify Landlord, hold Landlord harmless from and defend Landlord against any loss, cost, or expense, including attorneys' fees or costs, which arise by virtue of Subtenant's use and/or occupancy of the Premises and Parking Area, except such indemnification shall not apply in the event of Landlord's negligence, willful misconduct or a material default of Landlord under the Master Lease.

     8. Consent to Subsequent Sublease. This Agreement by Landlord shall not be construed as a consent by Landlord to any future assignment or subletting either by Tenant or Subtenant. The Sublease may not be assigned, renewed, or extended nor shall the Premises and/or Parking Area, or any part thereof, be further sublet except as provided in the Sublease and Master Lease.

     9. Termination. Except as provided in the Non-Disturbance (defined below), upon the expiration or earlier termination of the term of the Master Lease, or upon the surrender of the Master Lease by Tenant to Landlord, the Sublease shall terminate as of the effective date ("Termination Date") of such expiration, termination, or surrender, and Subtenant shall vacate the Premises and Parking Area on or before the Termination Date. The foregoing is not intended to and shall not operate to permit Tenant to terminate the Master Lease except as permitted by the Sublease.

     10. Non-Disturbance Agreement. Concurrently with the execution of this Agreement, Tenant, Landlord and Subtenant shall execute and promptly thereafter record a Non-Disturbance, Recognition and Attornment Agreement
("Non-Disturbance") in the form attached hereto as Exhibit C.

     11. Continuing Liability. Tenant and Subtenant shall be jointly and severally liable for all bills rendered by Landlord for charges incurred by or imposed upon Subtenant which arise during the term of the Sublease for services rendered and materials supplied to the Premises and/or

Parking Area pursuant to the Master Lease, Sublease and/or this Agreement; provided Tenant and Subtenant shall not be liable for such amounts in the event Landlord shall have been obligated to provide such services and materials at Landlord's own cost and expense under the Master Lease. The provisions of this Paragraph 11 shall not relieve Subtenant of Subtenant's obligation to pay such bills pursuant to the Sublease.

     12. Sale of the Building. In the event of attornment by Subtenant hereunder, Landlord's liability to Subtenant shall be limited to matters arising during Landlord's ownership of the Building, and in the event that Landlord (or any successor owner) shall convey or dispose of the Building to another party, such party shall thereupon be and become landlord hereunder and shall be deemed to have fully assumed and be liable for all obligations of this Sublease to be performed by Landlord which first arise after the date of conveyance, including the return of any security deposit (in the event Landlord transferred such security deposit to such successor owner or transferee), and Subtenant shall attorn to such other party, and Landlord (or such successor owner) shall from and after the date of conveyance, be free of all liabilities and obligations hereunder that accrue after such date. Landlord shall remain liable for the return of the security deposit or such portion thereof as has not been applied prior to the date of such conveyance in the event Landlord did not transfer the security deposit to such successor owner or transferee. The liability of Landlord to Subtenant for any default by Landlord under this Sublease after such attornment, or arising in connection with Landlord's operation, management, leasing, repair, renovation, alteration, or any other matter relating to the Premises and/or Parking Area, shall be limited to the interest of Landlord in the Property (as defined in the Master Lease) (and proceeds thereof).

     13. Subrents. In the event Tenant is in material default under any of the terms and provisions of the Master Lease, Landlord may elect to receive directly from Subtenant all sums due or payable to Landlord under the Master Lease, including without limitation, any Additional Rent (including Landlord's Share of the Profit (as defined in the Master Lease) in the amount specified by Landlord to Subtenant in writing), and upon receipt of Landlord's notice Subtenant shall thereafter pay to Landlord any and all such sums. Neither the service of-such written notice nor the receipt of such direct payments shall cause Landlord to assume any of Tenant's duties, obligations and/or liabilities under the Sublease. Tenant hereby authorizes Subtenant to pay those sums due to Landlord as set forth in the Master Lease, including without limitation, any Additional Rent (including Landlord's Share of the Profit), in accordance with the terms of the Sublease. Tenant shall credit all such sums paid against sums due under the Sublease. Subtenant shall have no liability or obligation in connection with the calculation of the sums payable to Landlord pursuant to this paragraph and shall be entitled to rely on Landlord's written statement of such sums. Under no circumstances shall Subtenant have any liability to pay to Landlord any sums in excess of sums which Subtenant would otherwise be obligated to pay to Tenant under the Sublease.

     14. Surrender of Premises.

          a. HVAC System. In addition to the provisions contained in section
     6.06 of the Master Lease, the following shall be applicable upon surrender of the Premises by Tenant: at least eighteen (18) months prior to the expiration of the initial Lease Term (or, if Tenant exercises its option for the First Extended Term (as defined in the Master Lease), at least eighteen (18) months prior to the expiration of the First Extended Term) , Tenant shall inform Landlord in writing that Tenant shall or shall not, at no cost to Landlord, remove all or any portion of the heating, ventilating, and air conditioning system ("HVAC System") serving the manufacturing area of the Premises ("Manufacturing Area"), which Manufacturing Area is described in Exhibit E-1 attached hereto and incorporated herein by reference, or (ii) render such HVAC System in the Manufacturing Area inoperable; provided, however, Tenant shall not have the right to remove all or any portion of the HVAC System serving the front office area described on Exhibit E-2 attached hereto ("Front Office Area"). To the extent the HVAC System in the Manufacturing Area is not removed from the Premises or rendered inoperable, and is utilized by Tenant, during the Term of the Master Lease, Tenant shall maintain or cause such HVAC System to be maintained in accordance with the terms and provisions of the Master Lease, including without limitation, Section 6.04 of the Master Lease. Upon the expiration or earlier termination of the Master Lease, if all or any portion of the HVAC System in the Manufacturing Area has not been removed prior to such time, Landlord, in Landlord's sole discretion, may require Tenant to remove the HVAC System or any portion thereof then remaining in the Manufacturing Area, whether such HVAC System is then operable or not (and Landlord shall inform Tenant of such decision within sixty (60) days prior to the expiration or earlier termination of the Master Lease). If Landlord shall not require Tenant to remove the HVAC System in the Manufacturing Area within the time period set forth in the preceding sentence, Tenant shall have no further obligation to remove, repair or restore such HVAC System in the Manufacturing Area. In the event Tenant removes all or any portion of the HVAC System in the Manufacturing Area subsequent to the expiration or earlier termination of the Sublease, Tenant and its employees, contractors and agents shall remove such HVAC System in the Manufacturing Area in accordance with industry standards, Tenant shall promptly repair any damage to the Premises caused by such removal, and Tenant shall restore the Premises to the extent required by the Master Lease. With respect to the HVAC System serving the remainder of the Premises, Tenant shall maintain or cause the HVAC System to be maintained in accordance with the terms and provisions of the Master Lease.

          b. Rear Office Area. Tenant, at no cost and expense to Landlord, shall have the right to remove all or any portion of the offices located in the rear office area as described in Exhibit E-3 attached hereto and made a part hereof (the "Rear office Area"). Landlord shall have the right to require Tenant, at Tenant's sole cost and expense, to remove all or any portion of the offices in the Rear Office Area not previously removed by Tenant in connection with Tenant's surrender of the Premises to Landlord, provided that Landlord notifies Tenant of such election at least eighteen
     (18) months prior to the expiration of the initial Lease Term (or, if Tenant exercises its option for the First

     Extended Term, at least eighteen (18) months prior to the expiration of the First Extended Term). Tenant shall restore such portion of the Premises to the extent required by the Master Lease.

          c. Restoration Obligations. Except for the restoration obligations set forth in this Agreement with respect to the Rear Office Area and HVAC System in the Manufacturing Area, Tenant shall not have the obligation to remove any portion of the Subtenant Improvements (as defined in Exhibit D attached hereto).

          d. Demolition. Prior to or in connection with the construction of the Subtenant Improvements, Landlord shall, at Landlord's sole cost and expense, demolish those certain walls in the Front Office Area described in Exhibit-E-2 attached hereto and the Manufacturing Area described in Exhibit E-1 attached hereto. The cost of such demolition shall not be (i) deducted from the Tenant Improvement Allowance described in Exhibit D attached hereto or (ii) billed to Tenant or Subtenant.

          e. Conflict. In the event of any conflict or inconsistency between the terms of this Paragraph 14 and the terms of the Master Lease and/or Sublease, the terms of this Paragraph 14 shall govern and control.

     15. Bonus Rent. Tenant acknowledges and agrees that Landlord is entitled to Landlord's Share of the Profit (as such terms are defined in the Master Lease) as and when set forth in the Master Lease. In determining the amount of "Landlord's Share of Profit" payable by Tenant to Landlord pursuant to Section 9.05(b) of the Master Lease, no reduction in the Base Rent (as defined in the Master Lease) or refund granted to Subtenant pursuant to Rider No. 26 of the Sublease or any amount paid by Subtenant pursuant to the Sublease in lieu of Base Rent in connection with, relating to or arising from the performance of the Removal Work (as defined in Rider No. 26 of the Sublease) shall be deemed to be an amount, fee or other consideration paid to Tenant for the Sublease, whether or not the Removal Work is Subtenant's or Tenant's responsibility to perform.

     16. No Options. Subtenant shall have no right to exercise any option to extend contained in the Master Lease. Such options are personal to and not assignable by Tenant.

     17. Delivery of Possession; Early Occupancy. Tenant acknowledges and agrees that, upon the effectiveness of this Agreement, Landlord shall have delivered possession of the Property (as defined in the Master Lease), Premises and Parking Area to Tenant. Landlord agrees that Tenant shall have the right to early occupancy described in Section 2.03 of the Master Lease pursuant to and in accordance with the terms thereof upon the effectiveness of this Agreement.

     18. Condition of Premises. Except as provided in Paragraph 14d and this Paragraph 18, Landlord shall deliver possession of the Premises to Tenant in the condition set forth in Section 6.01 of the Master Lease. Subtenant acknowledges and agrees that the existing HVAC System serving the Premises is not adequate to serve the needs of Subtenant, as such needs of

Subtenant have been communicated to both Landlord and Tenant. However, Landlord shall make certain that, prior to the completion of the Subtenant Improvements, the existing HVAC System is serviced such that the HVAC System is in operational condition, but subject to the provisions below. In no event shall Landlord be required to perform any additional work to the HVAC System, other than as set forth above, or to maintain, upgrade, enhance or improve such HVAC System. Subtenant acknowledges and agrees that (i) Subtenant is subleasing the Premises and Parking Area based solely upon its inspections and investigations of the Premises and Parking Area, and that Subtenant is subleasing the Premises and Parking Area "AS IS" and "WITH ALL FAULTS," based upon the condition of the Premises and Parking Area as of the date of this Agreement, ordinary wear and tear and loss by fire or other casualty or condemnation excepted, and (ii) neither Landlord nor Tenant make any warranty or representation to Subtenant, express or implied, or arising by operation of law, including, but not limited to, any warranty of condition, habitability, merchantability or fitness for a particular purpose, in respect of the Premises and Parking Area, including the HVAC System. Without limiting the foregoing, Subtenant acknowledges that, except as may otherwise be specifically set forth elsewhere in this Agreement or the Master Lease, neither Landlord nor Tenant have made any representations or warranties of any kind upon which Subtenant is relying as to any matters concerning the Premises and Parking Area, including, but not .limited to: (i) the existence or non-existence of any pollutant, toxic waste and/or any hazardous materials or substances; (ii) the utilities serving Premises; (iii) the suitability of the Premises and Parking Area, including the HVAC System, for any and all activities and uses which Subtenant may elect to conduct thereon; or
(iv) the compliance of the Premises and Parking Area, including the HVAC System, with any zoning, environmental, building or other laws, rules or regulations affecting the Premises and Parking Area. Neither Landlord nor Tenant make any representation or warranty to Subtenant that the Premises or Parking Area complies with the Americans with Disabilities Act or any fire or building code.

     19. Tenant Improvements. Paragraph 2 of Rider to Lease Agreement attached to the master Lease is hereby deleted in its entirety. The Subtenant Improvements (as defined in Exhibit D to this Agreement) shall be constructed in accordance with the terms of Exhibit D attached hereto and incorporated herein. Tenant has reviewed such Exhibit D and consents to each and every provision contained therein. Upon payment of the Subtenant Improvement Allowance and the construction of the Subtenant improvements (as each term is defined in Exhibit D attached hereto), except as otherwise provided in the Matter Lease, neither Tenant nor Subtenant shall be entitled to any further improvement to be made, or any further amounts to be paid, by Landlord for tenant improvements to the Premises. The foregoing is not intended to and shall not relieve Landlord from liability for any maintenance and repair obligations of Landlord under the Master Lease.

     20. Waiver of Subrogation. Notwithstanding anything to the contrary in the Sublease or the Master Lease, the parties hereto release each other and their respective agents, employees, successors, assignees and subtenants from all liability for injury to any person or damage to any property that is caused by or results from a risk which is actually insured against or which is required to be insured against under the Master Lease or the Sublease, without regard to the negligence or willful misconduct of the entity so released. Each party shall use its commercially reasonable efforts to cause each insurance policy it obtains to provide that the insurer thereunder waives all right of recovery by way of subrogation as required herein in connection with any injury or damage covered by the policy. If such insurance policy cannot be obtained with such waiver of subrogation or if such waiver of subrogation is only available at additional cost and the party for whose benefit the waiver is not obtained does not pay such additional cost, then the party obtaining such insurance shall immediately notify the other party of that fact. By execution of this Consent, Landlord agrees that the provisions contained in this paragraph concerning waiver of subrogation shall apply to Landlord, and Subtenant as well as to Landlord and Tenant. This waiver of subrogation shall survive the expiration or early termination of the Master Lease and Sublease.

     21. Condition Precedent. As a condition precedent to the effectiveness of this Agreement, each of the Non-Disturbance, Exhibit D and those certain First Amendments to the Master Lease and to that certain Industrial Real Estate Lease dated December 22, 1995 by and between Landlord and Tenant with respect to certain premises located at 2011 Senter Road, San Jose, California, in the form of Exhibit F-1 and Exhibit F-2 attached hereto and incorporated herein by reference, shall have been fully executed and delivered to Landlord.

     22. Miscellaneous.

          a. Attorneys' Fees. In the event of any litigation between the parties hereto with respect to the subject matter hereof, the unsuccessful party agrees to pay the successful party all costs, expenses and reasonable attorney's fees incurred therein by the successful party, which shall be included as a part of the judgment therein rendered.

          b. Brokerage Commission. Tenant agrees to indemnify and hold Landlord harmless from and against any loss, cost, expense, damage or liability, including reasonable attorneys, fees, incurred as a result of a claim by any person or entity who claims or did in fact act on Tenant's behalf (i) that any such person or entity is entitled to a commission, finder's fee or like payment in connection with the Sublease or (ii) relating to or arising out of the Sublease or any related agreements or dealings. Subtenant agrees to indemnify and hold Landlord harmless from and against any loss, cost, expense, damage or liability, including reasonable attorneys' fees, incurred as a result of a claim by any person or entity who claims or did in fact act on Subtenant's behalf (i) that any such person or entity is entitled to a commission, finder's fee or like payment in connection with the Sublease or (ii) relating to or arising out of the Sublease or any related agreements or dealings.

          c. Entire Agreement. There are no oral or side agreements among the parties affecting this Agreement, and this Agreement contains the entire agreement of the parties with respect to Landlord's consent to the Sublease.

          d. Governing Law. The laws of the State of California shall govern this Agreement.

          e. Copies of Default Notices. Copies of any notices of default sent by
     (i) Landlord to Tenant under the Master Lease shall be delivered by Landlord to Subtenant at the address set forth in the Sublease at the same time such notices are sent to Tenant as set forth in the Master Lease, (ii) Tenant under the Master Lease or Sublease, as applicable, shall be delivered to Landlord and Subtenant at the addresses for each set forth in the Master Lease and Sublease, as applicable, at the same time such notices are sent to Landlord or Subtenant, as applicable, as set forth in the Master Lease or Sublease, as applicable, and (iii) Subtenant to Tenant under the Sublease shall be delivered by Subtenant to Landlord at the address set forth in the Master Lease at the same time such notices are sent to Tenant as set forth in the Sublease.

          f. Use. Subtenant shall be permitted to use the Premises for light manufacturing in addition to the other permitted uses under the Master Lease.

          g. Sublease. No provision in this Agreement shall release, waive, limit or modify any obligation, liability or responsibility Subtenant or Tenant may have to one another under the Sublease, including but not limited to, any obligations, liabilities or responsibilities created by the exhibits to this Agreement.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

"LANDLORD"                          "TENANT"

DiNapoli, DiNapoli & Mulcahy Trust, Journal Communications, Inc.,
a California General Partnership    a Wisconsin corporation, a joint and several
                                            co-tenant

By: /s/ J. Philip DiNapoli          By: /s/ Douglas Hosking

Its:     General Partner            Its:   Vice President
Date:                               Date:  November 12, 1996
      -------------------------

                                    By:
                                        ----------------------------------------
                                    Its:
                                         ---------------------------------------
                                    Date:
                                          --------------------------------------

                                    Imperial Printing
                                    Company, a
                                    Michigan
                                    corporation, a
                                    wholly-owned
                                    subsidiary of
                                    Journal
                                    Communications, a
                                    joint and several
                                    co-tenant

                                    By:      /s/ Douglas Hosking
                                    Its:     President
                                    Date:    November 12, 1996

                                    By:
                                        ----------------------------------------
                                    Its:
                                         ---------------------------------------
                                    Date:
                                          --------------------------------------

                                    "SUBTENANT"

                                    Bell Microproducts, Inc.
                                    a California corporation

                                    By:      /s/ ATD
                                    Its:     Vice President Operations
                                    Date:    November 12, 1996

                                    By:      /s/ REL
                                    Its:     Vice President of Finance
                                    Date:    November 19, 1996

                          SUBLEASE ASSIGNMENT AGREEMENT


     THIS SUBLEASE ASSIGNMENT AGREEMENT (the "Agreement") shall be effective as of June 8, 1999 (the "Effective Date"), and is made by and between BELL MICROPRODUCTS INC., a California corporation ("Assignor"), and PEMSTAR, INC., a Minnesota corporation ("Assignee").

     This Agreement is made with reference to the following facts and objectives:

          A. DiNapoli, DiNapoli & Mulcahy Trust, a California general partnership ("Master Landlord"), as landlord, and Journal Communications, Inc., a Wisconsin corporation, and Imperial Printing Company, a Michigan corporation (collectively, "Sublessor"), as tenant, entered that certain Industrial Real Estate Lease and that certain Rider to Lease Agreement dated December 22, 1995, and that certain First Amendment to Industrial Real Estate Lease dated November 12, 1996, whereby Master Landlord leased to Sublessor those certain Premises (the "Premises") described as 2020 South Tenth Street, San Jose, California. Such Lease, as so amended, is referred to herein as the "Master Lease."

          B. Sublessor and Assignor entered that certain Sublease and that certain Rider to Sublease dated November 12, 1996, whereby Sublessor subleased the Premises to Assignor. Such Sublease and Rider to Sublease were consented to and modified by that certain Consent to Sublease dated November 12, 1996, by Master Landlord, Sublessor and Assignor. Sublessor and Assignor further entered that certain First Addendum to Sublease dated November 24, 1997, which was consented to by Master Landlord on December 8, 1997. Such Sublease, Rider to Sublease, Consent to Sublease, and First Addendum to Sublease are referred to herein collectively as the "Sublease."

          C. Assignor and Assignee entered into that certain Asset Purchase Agreement, dated April 30, 1999, (the "Asset Purchase Agreement") pursuant to which Assignor shall sell and deliver to Assignee, and Assignee shall purchase and accept from Assignor, at the closing of the transactions contemplated thereby, all of Assignor's rights with respect to the Premises.

          D. Assignor desires to assign to Assignee all of Assignor's right, title and interest in, under and to the Sublease, and Assignee desires to accept such assignment and assume all of the obligations of the "Sublessee" under the Sublease.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:


     1. Agreement and Assumption. Assigner hereby assigns, transfers and conveys to Assignee, and Assignee hereby accepts, all of Assignor's rights, title and interest in, under and to the Sublease and the Premises. Assignee hereby accepts this assignment and assumes and agrees to keep, perform and fulfill, as a direct obligation to Sublessor and for the benefit of Assignor, all of the terms, covenants, conditions and obligations required to be kept, performed and fulfilled by the "Sublessee" under the Sublease accruing from and after the Effective Date.

     2. Security Deposit. The parties acknowledge that Assignor has deposited with Sublessor the sum of Eighty Thousand Dollars ($80,000) to be held by Sublessor as a security deposit under Section 7 of the Sublease. From and after the Effective Date, the security deposit deposited by Assignor with Sublessor shall be for the benefit of Assignee, subject to the provisions of the Sublease.

     3. Responsibilities Under Sublease; Indemnification.

          A. Assignor shall be responsible for the payment of all rents and other amounts and the performance of all obligations required under the Sublease to be paid or performed by Assignor for any period prior to the Effective Date, including, without limitation, any and all indemnity obligations of Assignor accrued with respect to facts or circumstances first occurring prior to the Effective Date.

          B. Assignee shall be responsible for the payment of all rents and other amounts and the performance of all obligations required under the Sublease to be paid or performed for any period on or after the Effective Date, including, without limitation, (i) any and all indemnity obligations of the "Sublessee" under the Sublease accruing with respect to facts or circumstances first occurring on or after the Effective Date, (ii) the performance of all "Removal Work" under Rider No. 26 of the Rider to Sublease, and (iii) all obligations of the "Sublessee" to remove improvements and equipment and restore the Premises under Section 14 of the Consent to Sublease.

          C. Subject to the other terms and conditions of this Agreement, to the extent that Assignor has made payments pursuant to the Sublease that relate to periods on or after the Effective Date and to the extent that Assignee shall make payments pursuant to the Sublease that relate to periods prior to the Effective Date, such amounts shall be prorated as of the Effective Date and the party with a net obligation to the other shall promptly pay such amount on or after the Effective Date.

          D. Assignee shall indemnify, defend, protect and hold harmless Assignor, its subsidiaries, directors, officers, agents and other entities or persons that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with Assignor ("Indemnitee"), from and against any and all losses, costs, claims, liabilities and damages, including reasonable attorneys' fees arising from or related to (i) the Premises and/or the Sublease that accrue on or after the Effective Date, (ii) any event or condition that occurs or exists on or with respect to the Sublease and/or the Premises on or after the Effective Date, and (iii) Assignee's breach, or alleged breach, of its obligations under the Sublease or this Agreement (collectively, "Claims").

          E. Notwithstanding anything contained herein, the rights of Assignor under Rider No. 23 of the Rider to Sublease are personal to Assignor and are not being assigned or otherwise transferred to Assignee, and Assignee shall have no power to exercise any "First Right to Negotiate" set forth in such Rider No. 23. Assignor hereby waives, releases and terminates such First Right to Negotiate.

          F. Assignor agrees, upon the request of Assignee, to join in any agreement reasonably acceptable to Assignor for early termination of the Sublease, whether for the purpose of allowing Assignee to enter into a new lease or sublease covering the Premises or otherwise, provided that Assignor incurs no costs or liabilities, contingent or otherwise, in connection with any such agreement.

     4. Covenants of Assignee.

          A. From and after the Effective Date, Assignee shall (i) pay all rent and perform all other payment obligations pursuant to this Agreement that are due pursuant to the Sublease directly to Sublessor and Master Landlord, and (ii) render performance of all other obligations that are due pursuant to the Sublease directly to Sublessor and Master Landlord.

          B. Assignee shall provide the insurance and insurance certificates required of the "Sublessee" under the Sublease from and after the Effective Date and shall cause Assignor to be named as an additional insured on any policy of insurance carried by Assignee pursuant to the Sublease (or which is carried by Assignee and relates to the Premises) upon which Assignee is a named insured. Assignee shall deliver to the Assignor certificates of insurance, copies of policies and evidence of renewal at the same times and in the same manner that such items are required to be provided to Sublessor and Master Landlord under the Sublease.

          C. Assignee shall not (i) waive or amend any term or condition of the Sublease, (ii) exercise any election, option, right or remedy under the Sublease, (iii) grant any consent or approval under the Sublease, (iv) improve or otherwise alter any of the Premises, if the cost to remove any such improvement or alteration and restore the Premises to their prior condition could exceed $100,000 (the foregoing clause (iv) is not, however, intended to modify the Tenant's obligations and/or Master Landlord's rights under the Master Lease or the Sublease Consent), (v) use or otherwise permit to be present at the Premises any "Hazardous Materials" (as defined in Section 4 of the Rider to Lease), or (vi) assign, sublease, mortgage, pledge or encumber any interest in or under this Agreement, the Sublease or the Premises, without in each such case having obtained the prior written consent of Assignor, which consent shall not be unreasonably withheld (but which consent may be conditioned upon Assignee's provision of adequate security for the performance of Assignee's obligations under this Agreement and the Sublease); provided, however, that Assignee may not in any event amend the Sublease to increase the rent or other sums payable thereunder, to extend the term thereof, to expand the premises subject thereto, or otherwise to increase the subtenant's obligations thereunder.

          D. Assignee shall promptly deliver to Assignor copies of all notices, demands, correspondence and other communications given or received by Assignee to or from Sublessor or Master Landlord under the Sublease.

          E. Assignor and its agents and representatives shall have the right to enter the Premises at reasonable times and from time to time to inspect such Premises and ensure Assignee's compliance with this Agreement and the Sublease, subject to Assignee's reasonable security and confidentiality limitations required by Assignee to protect itself and its customers. Assignee shall cooperate reasonably with Assignor to demonstrate such compliance and shall provide Assignor with such evidence of compliance as Assignor may reasonably request from time to time.

     5. Default. In the event that Assignee fails to pay any sum or perform any obligation to be paid or performed by Assignee under this Agreement or the Sublease, then, in addition to all other rights and remedies provided at law and in equity, Assignor shall have the following remedies to which Assignor may resort cumulatively or alternatively:

          A. Right to Cure. Assignor may make such payment or perform such obligation without waiving or releasing Assignee from its obligations. Assignor shall be entitled (but not required) to take such action at such time as is necessary to avoid the occurrence of an event of subtenant's default under the Sublease. All sums paid by Assignor and all costs of such performance by Assignor, together with interest at the lesser of (i) the maximum rate allowed by law and (ii) a rate four (4) percentage points over the prime rate of interest from time to time published in The Wall Street Journal, from the date the sum is paid until repaid, shall be reimbursed by Assignee to Assignor upon Assignor's written demand.

          B. Right to Terminate. Assignor may terminate this Agreement by written notice of termination, in which event this Agreement and the assignment contained herein shall terminate on the date specified in the notice. Upon termination of this Agreement, and without prejudice to any other remedies Assignor may have, Assignor shall have all remedies for default set forth in Section 10.03 of the Master Lease, including without limitation, the right to (i) peaceably re-enter the Premises upon voluntary surrender by Assignee; (ii) expel or remove Assignee and any other occupants from the Premises using any legal proceedings then available, including those proceedings contemplated by California Code of Civil Procedure Section 1161 et seq.; (iii) enter, repossess, use or, subject to the terms of the Sublease, relet the Premises or any part thereof, for such term, at such rent, and upon such other terms and conditions as Assignor may accept; and (iv) remove all property of Assignee from the Premises at Assignee's expense in accordance with the provisions of California Civil Code Sections 1980-1991. If and to the extent this Agreement is characterized as a sublease for purposes of determining Assignor's rights and remedies against Assignee, (i) Assignor shall have the remedy described in California Civil Code Section 1951.4 (which provides that a lessor may continue a lease in effect after the lessee's breach and abandonment and recover rent as it becomes due, if the lessee has the right to sublet or assign, subject only to reasonable limitations), and (ii) Assignor shall have the right to recover damages in accordance with the provisions of California Civil Code Section 1951.2, including the right to recover the worth at the time of the award of the amount by which the unpaid rent which would have been earned after termination until the time of the award exceeds the amount of rental loss that Assignee proves could have been reasonably avoided.

          C. Damages on Termination. If Assignor terminates this Agreement pursuant to Section 5B, Assignor shall be entitled to damages for all detriment proximately caused by Assignee's failure to perform its obligations under the Master Lease, the Sublease and this Agreement, or which in the ordinary course of things would be likely to result therefrom, including, without limitation, all amounts paid or payable to Sublessor and/or Master Landlord by Assignee under the terms of the Sublease or on account of Assignee's default in performance thereof and all other damages recoverable by Assignor under California law.

     Notwithstanding the foregoing, Assignor shall not exercise any rights under this Section 5 to perform any non-monetary obligation of Assignee under this Agreement or the Sublease or to terminate this Agreement for any such failure to perform such an obligation unless either Master Landlord, Sublessor or Assignor has first given Assignee at least fifteen (15) days prior written notice of such default, nor if Assignee shall reasonably and in good faith commence to remedy such default within such fifteen (15)-day period and thereafter diligently pursue such remedy to completion in a manner satisfactory to Master Landlord, Sublessor and Assignor. No such notice shall be required, however, if Assignee's failure to perform constitutes a non-curable breach of the Sublease or this Agreement. Any such notice under this paragraph shall satisfy any and all notice requirements imposed by law and is not in addition to any such requirement.

     6. Condition. This Agreement and the assignment contained herein shall not become effective unless and until Sublessor and Master Landlord shall have given their written consent to this Agreement in a form reasonably satisfactory to Assignor and Assignee.

     7. Estoppel Certificates and Financial Statements. At any time during the term of the Sublease, Assignee or Assignor shall, following any request by the other, promptly execute and deliver to the requesting party within ten (10) days following delivery of a request therefor an estoppel certificate: (i) certifying that the Sublease is unmodified and in full force and effect or, if modified, stating the nature of such modification and certifying that the Sublease, as so modified, is in full force and effect; (ii) stating the date to which the rent and other charges have been paid in advance, if any; (iii) acknowledging that there are not, to such party's knowledge, any uncured defaults on the part of Assignor, Assignee, Sublessor or Master Landlord under the Sublease or, if there are uncured defaults, specifying the nature of such defaults; and (iv) certifying such other information about the Sublease and the Premises as may be reasonably requested by the requesting party. At any time during the term of the Sublease, Assignee shall, upon ten (10) day's prior written notice from Assignor, provide Assignee's most recent financial statements, which statements shall be prepared in accordance with generally accepted accounting principles.

     8. Miscellaneous. Time is of the essence of this Agreement. The language in all parts of this Agreement shall in all cases be construed as a whole according to its fair meaning and not strictly for or against either Assignor or Assignee, both of whom were represented by counsel in connection with the negotiation and preparation of this Agreement. The terms "shall," "will," and "agree" are mandatory. The term "may" is permissive. When a party is required to do something by this Agreement, it shall do so at its sole cost and expense without right of reimbursement from the other party unless a provision of this Agreement expressly requires reimbursement. Assignor and Assignee shall execute and deliver such additional documents and take such additional actions as either may reasonably request to carry out the purposes of this Agreement. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns. If either party brings an action or legal proceeding with respect to this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and costs. All captions contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement. This Agreement may be executed in one or more counterparts, each of which shall be an original, but all of which, taken together, shall constitute one and the same Agreement. If any one or more of the provisions of this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     9. Brokerage Commissions. Each party hereto (i) represents to the others that it has not had any dealings with any real estate brokers, leasing agents or salesmen, or incurred any obligations for the payment of real estate brokerage commissions or finders' fees which would be earned or due and payable by reason of the execution of this Agreement, and (ii) agrees to indemnify, defend and hold harmless the other party from any claim for any such commission or fees which result from the actions of the indemnifying party.

     10. Notices. Except for legal process which may also be served as provided by law or as provided herein, all notices, demands, requests, consents and other communications ("Notices") which may be given or are required to be given by any party under this Agreement to the other shall be in writing and shall be deemed given to and received by the party intended to receive such Notice (i) when hand delivered, (ii) on the date on which the United States Postal Service certified delivery or refusal to accept delivery of such Notice which shall have been deposited, postage prepaid, in the United States mail, certified return receipt requested, properly addressed to the address specified herein, or (iii) on the date of delivery sent to the address specified herein by reputable overnight courier (e.g., Federal Express or other comparable service), as evidenced by such courier's records. All such Notices to Assignor shall be sent to Assignor at Bell Microproducts, Inc., 1941 Ringwood Avenue, San Jose, California 95131,
Attention: Chief Financial Officer. All such Notices to Assignee shall be sent to Assignee at PEMSTAR INC., 3535 Technology Drive, Rochester, Minnesota 55901,
Attention: Al Berning.

     11. Entire Agreement. This Agreement constitutes the entire agreement between Assignor and Assignee regarding the Sublease and the Premises, and there are no binding agreements or representations between the parties except as expressed in this Agreement; provided, however, that, in the event a Claim arises under this Agreement as to which an Indemnitee is entitled to indemnification hereunder, Assignor shall be entitled to elect to seek indemnification under this Agreement or under the Asset Purchase Agreement so long as Indemnitee does not realize a double recovery with respect to any such Claim. Such indemnification shall be the sole and exclusive remedy of Indemnitee with respect to such Claim and shall preclude assertion by any other party of any other rights or the seeking of any other remedies against another party. An Indemnitee's right to indemnification under this Agreement is in addition to, and not in derogation, modification, or replacement of, Assignor's rights to indemnification, or any other rights or obligations of either Assignor or Assignee, under the Asset Purchase Agreement. By way of example, which is merely illustrative and not intended to be exhaustive, should a Claim by Assignor for indemnification by Assignee arise under this Agreement, Assignor may, in its sole discretion, elect to receive indemnification in accordance with Section 3D of this Agreement or Section 8.1(b) of the Asset Purchase Agreement. Assignee acknowledges that neither Assignor nor any party acting on behalf of Assignor has made any legally binding representation as to any matter except those expressly set forth in this Agreement or in the Asset Purchase Agreement, and Assignee agrees that it may not reasonably rely on any representation made by, or purportedly made by, Assignor or any party acting on behalf of Assignor unless such representation is expressly set forth in this Agreement or in the Asset Purchase Agreement. There are no oral agreements between Assignor and Assignee affecting this Agreement, and, except as provided above, this Agreement supersedes and cancels any and all previous negotiations, arrangements, agreements, and understandings, if any, between Assignor and Assignee with respect to the subject matter of this Agreement. This Agreement shall not be legally binding until it is executed by Assignor and Assignee. No subsequent change or addition to this Agreement, nor any waiver of any term or condition hereof, shall be binding unless in writing and signed by the party sought to be bound thereby.

     12. Counterparts. For the convenience of the parties, this Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.

     13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

     14. Authority. Each party hereto represents and warrants to the other party that (i) the person or persons executing this Agreement on behalf of such party are duly authorized to execute this Agreement on behalf of such party, and (ii) such party has the right, power and authority to execute and deliver this document to the other party and to perform its obligations as set forth herein.

     IN WITNESS WHEREOF, Assignor and Assignee have executed this Agreement intending it to be effective as of the Effective Date.

                                       ASSIGNOR:

                                       BELL MICROPRODUCTS, INC.


                                       By:     /s/ BM Jaffe

                                       Title:  Sr. Vice President

                                       Date:   June 4, 1999



                                       ASSIGNEE:

                                       PEMSTAR, INC.


                                       By:     /s/ Gary Lingbeck

                                       Title:  Executive Vice President

                                       Date:   June 4, 1999

                        CONSENT TO ASSIGNMENT OF SUBLEASE


     THIS AGREEMENT ("Agreement") is made as of June 7, 1999, by and between DiNapoli, DiNapoli & Mulcahy Trust, a California general partnership ("Master Landlord"), Journal Communications, Inc., a Wisconsin corporation, and Imperial Printing Company, a Michigan corporation, a wholly owned subsidiary of Journal Communications, Inc., as Joint arid several co-tenants (collectively, "Sublessor"), Bell Microproducts, Inc., a California corporation, as subtenant ("Assignor"), and PEMSTAR, INC., a Minnesota corporation, as assignee of subtenant ("Assignee") with reference to the following facts:

          A. Master Landlord and Sublessor entered into that certain Industrial Real Estate Lease arid that certain Rider to Lease Agreement dated December 22, 1995, and that certain First Amendment to Industrial Real Estate Lease dated November 12, 1996, whereby Master Landlord leased to Sublessor those certain premises described as 2020 South Tenth Street, San Jose, California and certain parking areas described in the Sublease (defined below) (collectively, "Premises"). Such Lease, as so amended, is referred to herein as the "Master Lease."

          B. Sublessor and Assignor entered into that certain Sublease and that certain Rider to Sublease dated November 12, 1996, whereby Sublessor subleased the Premises to Assignor. Such Sublease arid Rider to Sublease were consented to and modified by that certain Consent to Sublease dated November 12, 1996, by and among Master Landlord, Sublessor and Assignor ("Sublease Consent"). Sublessor and Assignor further entered into that certain First Addendum to Sublease dated November 24, 1997, which was consented to by Master Landlord on December 8, 1997. Such Sublease, Rider to Sublease, Consent to Sublease, and First Addendum to Sublease are referred to herein collectively as the "Sublease."

          C. Assignor and Assignee entered into that certain Sublease Assignment Agreement dated June 7, 1999 ("Assignment") pursuant to which Assignor assigned to Assignee and Assignee accepted and assumed all of Assignor's right, title and interest in, under and to the Sublease, subject to each of Master Landlord's and Sublessor's consent. A true and correct copy of the Assignment is attached hereto as Exhibit A and incorporated herein by this reference.

          D. Assignor has requested that Master Landlord consent to Assignor's assignment of the Sublease to Assignee pursuant to the Sublease and Assignment. Master Landlord has agreed to consent to the assignment on the following terms and conditions.

     NOW, THEREFORE, in consideration of the foregoing, and in consideration of the mutual agreements and covenants hereinafter set forth, Master Landlord, Sublessor, Assignor and Assignee agree as follows:

     1. Definitions. Unless otherwise defined in this Agreement, all defined terms used in the Agreement shall have the meaning and definition given them in the Master Lease.

     2. Master Lease.

          2.1 The Sublease and Assignment shall be at all times subject and subordinate to all of the terms and conditions of the Master Lease. In case of any conflict between the provisions of the Master Lease and the provisions of the Sublease and Assignment, as between Sublessor and Master Landlord, the provisions of the Master Lease shall prevail unaffected by the Sublease and Assignment. Assignor and Assignee shall not violate any of the terms and conditions of the Master Lease to the extent applicable to the use and occupancy of the Premises. Subject to the terms of that certain Nondisturbance, Recognition and Attornment Agreement dated November 12, 1996 by and among Master Landlord, Sublessor and Assignor ("Nondisturbance"), any breach of the Master Lease by Sublessor shall entitle Master Landlord to all the rights and remedies provided in the Master Lease. Any breach of the Sublease or Assignment by Assignor or Assignee that results in a breach of the Master Lease shall entitle Master Landlord to all the rights and remedies provided in the Master Lease.

          2.2 Except as provided in the Nondisturbance, upon the expiration or earlier termination of the term of the Master Lease, or upon the surrender of the Master Lease by Sublessor to Master Landlord, the Sublease and Assignment shall terminate as of the effective date ("Termination Date") of such expiration, termination, or surrender, and Assignor and Assignee shall vacate the Premises on or before the Termination Date. The foregoing is not intended to and shall not operate to permit Sublessor to terminate the Master Lease except as permitted by the Master Lease. Except to the extent set forth in the Master Lease and Sublease Consent, neither Assignor nor Assignee shall have any right and there shall not be vested in either of them any right to exercise rights of first refusal, option or other similar preferential rights, if any (collectively, "Option Rights"), given to Sublessor under the Master Lease; notwithstanding the foregoing, Assignor and Assignee acknowledge and agree that under no event or circumstance shall any of such Option Rights be or otherwise assignable or transferable to any other person or entity, by operation of law or otherwise, without Master Landlord's prior written consent, which consent may be withheld by Master Landlord in its sole and absolute discretion.

          2.3 Sublessor represents and warrants to Master Landlord that (a) there exist no amendments, modifications, or extensions of or to the Master Lease except as specified herein, and the Master Lease is now in full force and effect; and (b) to Sublessor's actual knowledge, there exist no defenses or offsets to enforcement of the Master Lease by Master Landlord or Sublessor. To Sublessor's actual knowledge, (i) Master Landlord is not in default in the performance of the Master Lease, (ii) Master Landlord has not committed any breach thereof, and (iii) no event has occurred which, with the passage of time, or the giving of notice, or both, would constitute a default or breach by Master Landlord.

          2.4 Sublessor represents and warrants to Master Landlord that (a) there exist no amendments, modifications, or extensions of or to the Sublease except as specified herein, and the Sublease is now in full force and effect; and (b) to Sublessor's actual knowledge, there exist no defenses or offsets to enforcement of the Sublease by Sublessor or Assignor. To Sublessor's actual knowledge, except as contained in the Letter (defined below) (i) Sublessor is not in default in the performance of the Sublease, (ii) Sublessor has not committed any breach thereof, and
     (iii) no event has occurred which, with the passage of time, or the giving of notice, or both, would constitute a default or breach by Sublessor. Notwithstanding anything in this consent to the contrary, nothing contained in this consent shall be deemed an admission by Sublessor, Assignor, or Assignee that any of the matters described in the Letter constitutes a default under the Master Lease.

          2.5 Assignor represents and warrants to Master Landlord that (a) there exist no amendments, modifications, or extensions of or to the Sublease and Assignment except as specified herein, and the Sublease and Assignment is now in full force and effect; and (b) to Assignor's actual knowledge, there exist no defenses or offsets to enforcement of the Sublease and Assignment by Assignor or Assignee. To Assignor's actual knowledge, except as to matters described in a letter dated May 12, 1999, from Master Landlord to Sublessor ("Letter"), (i) Assignor is not in default in the performance of the Sublease and Assignment, (ii) Assignor has not committed any breach thereof, and (iii) no event has occurred which, with the passage of time, or the giving of notice, or both, would constitute a default or breach by Assignor. Assignee represents and warrants to Master Landlord that there exist no amendments, modifications, or extensions of or to the Assignment except as specified herein, and the Assignment is now in full force and effect; and (b) to Assignee's actual knowledge, there exist no defenses or offsets to enforcement of the Assignment by Assignor or Assignee. To Assignee's actual knowledge, except as contained in the Letter, (i) Assignee is not in default in the performance of the Assignment, (ii) Assignee has not committed any breach thereof, and (iii) no event has occurred which, with the passage of time, or the giving of notice, or both, would constitute a default or breach by Assignee.

          2.6 Assignor and Assignee represent and warrant to Master Landlord that there are no additional payments of rent or consideration of any type payable by Assignee to Assignor or payable by Assignee to Sublessor, with regard to the Premises other than as disclosed in the Assignment. Sublessor represents and warrants to Master Landlord that no payments of rent or consideration of any type are being paid to Sublessor by Assignor or Assignee.

     3. Consent of Master Landlord. Master Landlord hereby consents to the assignment of the Sublease to Assignee pursuant to the terms of the Assignment. Master Landlord's consent shall not release or discharge Sublessor of any of its obligations under the Master Lease or release, discharge or alter the primary liability of Sublessor to pay rent and all other sums due under the Master Lease and to perform and comply with all other obligations of Sublessor under the Master Lease. As between Master Landlord and Sublessor, the Sublease and Assignment shall not alter, amend or otherwise modify the provisions of the Master Lease. Master Landlord shall have no obligations to any party in connection with the Premises other than those obligations set forth in the Master Lease and Sublease Consent. Master Landlord shall not be bound or estopped in any way by the provisions of the Sublease and Assignment.

     4. Insurance.

          4.1 Assignee shall, at its own expense, with respect to the Premises, secure and keep in force during the term of the Sublease and Assignment such insurance as is required of Sublessor under the Master Lease. Such policy or policies of insurance shall name Master Landlord and its lenders, if any, as additional insured(s). A certificate evidencing such insurance shall be delivered to Master Landlord promptly after the date hereof. Nothing contained in this Section 4.1 shall affect Sublessor's obligations to maintain such insurance as is required of Sublessor under the Master Lease.

          4.2 Notwithstanding anything to the contrary in the Sublease, Assignment or the Master Lease, the parties hereto release each other and their respective agents, employees, successors, assignees, and subtenants from all liability for injury to any person or damage to any property that is caused by or results from a risk which is actually insured against or which is required to be insured against under the Master Lease, Sublease or Assignment, without regard to the negligence or willful misconduct of the entity so released. Each party shall use its commercially reasonable efforts to cause each insurance policy it obtains to provide that the insurer thereunder waives all right of recovery by way of subrogation as required herein in connection with any injury or damage covered by the policy. If such insurance policy cannot be obtained with such waiver of subrogation, or if such waiver of subrogation is only available at additional cost and the party for whose benefit the waiver is not obtained does not pay such additional cost, then the parry obtaining such insurance shall immediately notify the other party of that fact. By execution of this Agreement, each party to this Agreement agrees that the provisions contained in this paragraph concerning waiver of subrogation shall apply equally to all parties hereto. This waiver of subrogation shall survive the expiration or early termination of the Master Lease, Sublease and/or Assignment.

     5. Assignment and Sub-Subletting. Assignee shall not voluntarily or by operation of law, (1) mortgage, pledge, hypothecate or encumber the Sublease or Assignment or any interest therein, (2) assign or transfer the Assignment or any interest therein, sub-sublet the Premises or any part thereof, or any right or privilege appurtenant thereto, or allow any other person (the employees, agents and invitees of Assignee excepted) to occupy or use the Premises, or any portion thereof, without first obtaining th written consent of Master Landlord.

     6. Tenant Improvements. In the event Assignee desires to make any tenant improvements or alterations to the Premises, Master Landlord shall notify Sublessor, Assignor and Assignee of Master Landlord's consent or disapproval within ten (10) business days after Assignee submits to Master Landlord (i) a request for Master Landlord's consent together with drawings or a detained description o the proposed improvements or alterations, as appropriate, and (ii) such additional information as Master Landlord shall request. If Master Landlord disapproves Assignee's request, then Master Landlord shall notify Sublessor, Assignor and Assignee of the reasons for its disapproval.

     7. Miscellaneous Provisions.

          7.1 Assignor shall pay to Master Landlord, upon Master Landlord's demand, the fee specified in the Master Lease, or if no fee is so specified, Master Landlord's reasonable fees incurred in connection with Master Landlord's review and processing of documents relating to the assignment of the Premises to Assignee.

          7.2 Sublessor, Assignor and Assignee agree not to amend, modify, supplement, or otherwise change in any respect the Sublease or Assignment except as provided in the Sublease and the Master Lease. This Agreement shall not create in Assignee, as a third party beneficiary or otherwise, any rights except as set forth in this Agreement.

          7.3 All notices under this Agreement which any party desires to give or provide to the other shall be personally delivered or sent by registered or certified U.S. mail, postage prepaid, return receipt requested, to the respective addresses set forth immediately below each party's signature hereto. Each party shall have the right to change its address for notices by giving written notice thereof to the other party in accordance with this
     Section 7.3. Any notice given in accordance with this Section 7.3 shall be deemed delivered upon the actual receipt (or attempted delivery if delivery is refused). Copies of any notices of default sent by (i) Assignor under the Sublease or Assignment, as applicable, shall be delivered to Master Landlord at the same time such notices are sent to Assignee and (ii) Assignee under the Sublease and Assignment shall be delivered by Assignee to Master Landlord at the same time such notices are sent to Assignor by Assignee.

          7.4 This Agreement, together with the Master Lease, Sublease, Nondisturbance and Assignment, contains the entire agreement between the parties hereto regarding the matters which are the subject of this Agreement. This Agreement shall not be assignable by any party hereto except in conjunction with and except as may be permitted by the Master Lease, Sublease and Assignment, respectively. Any attempted assignment in violation of this section shall be void. The terms, covenants and conditions of this Agreement shall apply to and bind the heirs, successors, the executors and administrators and permitted assigns of all the parties hereto. The parties acknowledge and agree that no rule or construction, to the effect that any ambiguities are to be resolved against the drafting party, shall be employed in the interpretation of this Agreement. If any provision of this Agreement is determined to be illegal or unenforceable, such determination shall not affect any other provisions of this Agreement, and all such other provisions shall remain in full force and effect.

          7.5 If any party hereto fails to perform any of its obligations under this Agreement or if any dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Agreement, then the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses incurred by the other party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and reasonable attorneys' fees and disbursements. Any such attorneys' fees and other expenses incurred by any parry in enforcing a judgment in its favor under this Agreement shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Agreement and to survive and not be merged into any such judgment.

          7.6 This Agreement may be executed in any number of counterparts, provided each of the parties hereto executes at least one counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. The parties agree that the delivery of an executed copy of this Agreement by facsimile shall be legal and binding and shall have the same full force and effect as if an original of this Agreement had been delivered. Facsimile signatures shall be binding upon the parties.

          7.7 Sublessor, Assignor and Assignee covenant and agree that under no circumstances shall Master Landlord be liable for any brokerage commission or other charge or expense in connection with the Assignment or this Agreement and each of Sublessor, Assignor and Assignee agree to protect, defend, indemnify and hold Master Landlord harmless from the same and from any cost or expense (including but not limited to attorneys' fees) incurred by Master Landlord in resisting any claim for any such brokerage commission.

          7.8 This Agreement shall in no manner be construed as limiting Master Landlord's ability to exercise its rights, if any, to recapture any portion of the Premises, as set forth in the Master Lease, in the event of a proposed future sublease or assignment of such portion of the Premises.

          7.9 The terms and provisions of this Agreement shall be construed in accordance with and governed by the laws of the State of California.

          7.10 Sublessor, Assignor and Assignee agree that the liability of Master Landlord hereunder and any recourse by Sublessor, Assignor and/or Assignee against Master Landlord shall be subject to the limitations on liability set forth in the Master Lease and Sublease Consent. In addition, neither Master Landlord, nor any of its constituent members, partners, subpartners, or agents, shall have any personal liability, and each of Sublessor, Assignor and Assignee each hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under any of them.

          7.11 Sublessor, Assignor and Assignee shall be jointly and severally liable for all bills rendered by Master Landlord for charges incurred by or imposed upon Assignee which arise during the term of the Sublease and Assignment for services rendered and materials supplied to the Premises pursuant to the Master Lease, Sublease, Assignment and/or this Agreement; provided, Assignor and Assignee shall not be liable for such amounts in the event Master Landlord shall have been obligated to provide such services and materials at Master Landlord's own cost and expense under the Master Lease. The provisions of this Paragraph 7.11 shall not relieve Assignor or Assignee of Assignor's or Assignee's obligation to pay such bills pursuant to the Sublease.

          7.12 Except as set forth in the Sublease Consent and the Nondisturbance, the voluntary or other surrender of the Master Lease by Sublessor or a mutual cancellation, termination or expiration thereof, shall not work as a merger, and shall, at the option of Master Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Master Landlord, operate as an assignment to Master Landlord of any or all such subleases or subtenancies.

          7.13 As a condition precedent to the effectiveness of this Agreement, Assignee shall have delivered to Master Landlord a fully complete and executed Hazardous Materials Disclosure Statement in the form attached hereto as Exhibit B and incorporated herein by reference.

          7.14 Sublessor, Assignor and Assignee acknowledge and agree that (i) under no event or circumstance shall Master Landlord be required to perform any work to the Premises, whether to maintain, upgrade, enhance or improve any of the building systems, except as required by the express provisions of the Master Lease and the Sublease Consent, (ii) the Premises are being subleased and the Sublease is being assigned based solely upon the inspections and investigations of the Premises by Assignor and Assignee, and that the Premises are being subleased on an "AS-IS" basis and "WITH ALL FAULTS," based upon the condition of the Premises as of the date of this Agreement, ordinary wear and tear and loss by fire or other casualty or condemnation excepted, and (iii) Master Landlord nor Sublessor make any warranty or representation to Assignor or Assignee, express or implied, or arising by operation of law, including but not limited to, any warranty of condition, habitability, merchantability or fitness for a particular purpose, in respect of any portion of the Premises. Without limiting the foregoing, Assignor and Assignee acknowledge and agree that, except as may otherwise be specifically set forth elsewhere in this Agreement, the Sublease Consent or the Master Lease (or the Sublease, with respect to Sublessor only) neither Master Landlord nor Sublessor has made any representations or warranties of any kind upon which Assignor or Assignee is relying as to any matters concerning the Premises including, but not limited to: (a) the existence or nonexistence of any pollutant, toxic waste and/or any hazardous materials or substances; (b) the utilities serving the Premises; (c) the suitability of the Premises for any and all activities and uses which Assignor or Assignee may elect to conduct thereon; or (d) the compliance of the Premises with any zoning, environmental, building or other laws, rules or regulations affecting the Premises. Neither Master Landlord nor Sublessor makes any representation or warranty to Assignor or Assignee that the Premises complies with the Americans with Disabilities Act or any other law, ordinance, regulation or code. Nothing contained in this paragraph, however, shall release or relieve (i) Master Landlord from any of its obligations or liabilities under the Master Lease or Sublease Consent or (ii) Sublessor from any of its obligations or liabilities under the Master Lease, Sublease or Sublease Consent.

     IN WITNESS WHEREOF, Master Landlord, Sublessor, Assignor and Assignee have executed this Agreement as of the day and year first hereinabove written.


                                    MASTER LANDLORD:

                                    DiNapoli, DiNapoli & Mulcahy Trust, a
                                    California general partnership
                                    By: DiNapoli Family Limited Partnership,
                                    Its:  Managing Partner
                                            By: JP DINAPOLI COMPANIES, Inc.
                                            Its: General Partner


                                            By: /s/ J. DiNapoli
                                                --------------------------------
                                            Its: Vice President

                                    Master Landlord's Address for Notices:

                                            DiNapoli, DiNapoli & Mulcahy Trust
                                             c/o DiNapoli Companies
                                             99 Almaden Boulevard, Suite 565
                                             San Jose, California  95113
                                             Attention:  Ms. Eire Stewart



                                    SUBLESSOR:

                                    Journal Communications, Inc.,
                                    a Wisconsin corporation


                                    By:
                                        ----------------------------------------
                                    Its:
                                         ---------------------------------------

                                    By:
                                        ----------------------------------------
                                    Its:
                                         ---------------------------------------

                                    Imperial Printing Company,
                                    a Michigan corporation, a wholly owned
                                    subsidiary of Journal Communications, Inc.

                                    By:
                                        ----------------------------------------
                                    Its:
                                         ---------------------------------------

                                    By:
                                        ----------------------------------------
                                    Its:
                                         ---------------------------------------


                                    Sublessor's Address for Notices:

                                           Journal Communications, Inc. and
                                           Imperial Printing Company
                                           333 West State Street
                                           Milwaukee, Wisconsin 53201-0661
                                           Attention:
                                                      --------------------------


                                    ASSIGNOR:

                                    Bell Microproducts, Inc.,
                                    a California corporation


                                    By: /s/ REL
                                        ----------------------------------------
                                    Its: CFO
                                         ---------------------------------------

                                    By: /s/ M. Bell
                                        ----------------------------------------
                                    Its: President
                                         ---------------------------------------

                                    Assignor's Address for Notices:

                                          Bell Microproducts, Inc.
                                          1941 Ringwood Avenue
                                          San Jose, California 95131
                                          Attention:  Chief Financial Officer

                                    ASSIGNEE:

                                    PEMSTAR, INC., a Minnesota corporation


                                    By:
                                        ----------------------------------------
                                    Its:
                                         ---------------------------------------

                                    By:
                                        ----------------------------------------
                                    Its:
                                         ---------------------------------------

                                    Assignee's Address for Notices:

                                            PEMSTAR, INC.
                                            3535 Technology Drive
                                            Rochester, Minnesota  55901
                                            Attention:

                        SUBLESSOR'S CONSENT AND AGREEMENT
                            (Assignment of Sublease)


     This Sublessor's Consent and Agreement ("Consent Agreement") is made and entered into as of June 8, 1999(the "Effective Date"), by and between, JOURNAL COMMUNICATIONS, INC., a Wisconsin corporation and IPC COMMUNICATION SERVICES, INC., (formerly known as IMPERIAL PRINTING COMPANY) a Michigan Corporation (collectively "Sublessor"), BELL MICROPRODUCTS, INC., a California corporation ("Sublessee") and PEMSTAR INC., a Minnesota corporation ("Assignee").

                                    RECITALS

     A. DiNapoli, DiNapoli & Mulcahy Trust, a California general partnership ("Landlord") and Sublessor entered into the following written agreements: (i) Industrial Real Estate Lease and Rider To Lease Agreement dated December 22, 1995, and (ii) First Amendment to Industrial Real Estate Lease dated November 12, 1996 (collectively referred to as the "Lease") whereby Sublessor leased to Sublessor the premises commonly described as 2020 South Tenth Street, Son Jose, California and as more particularly described in the Lease (the "Premises").

     B. Sublessor and Sublessee entered into that certain Sublease and that certain Rider to Sublease dated November 12, 1996 (collectively the "Original Sublease"), whereby Sublessor subleased the Premises to Sublessee. The Original Sublease was consented to by Sublessor and modified by that certain Consent to Sublease dated November 12, 1999 and executed by Landlord, Sublessor and Sublessee. The Original Sublease was further modified by that certain First Addendum to Sublease dated November 24, 1997 executed by Sublessor and Sublessee and Landlord consented to the same on December 8, 1997. The Original Sublease, Consent to Sublease and First Addendum to Sublease are collectively referred to herein as the "Sublease."

     C. Sublessee and Assignee entered into that certain Sublease Assignment Agreement dated June 4, 1999, a copy of which is attached hereto as Exhibit A ("Assignment of Sublease") whereby Sublessee assigns and Assignee assumes all of Sublessee's assignable rights, title and interest in and to the Sublease.

     D. Sublessee and Assignee requests Sublessor's consent io the Assignment of Sublease and Sublessor desires to grant its consent to the same in accordance with the terms, covenants and conditions set forth in this Consent Agreement.

     NOW, THEREFORE, IN CONSIDERATION of the foregoing and the mutual agreements herein set forth, and other valuable consideration, receipt of which is hereby acknowledged, Sublessor, Sublessee and Assignee agree as follows:

     1. The recitals set forth above are true and correct expressions of facts and/or the intent of the parties hereto. Unless otherwise stated any capitalized term used herein is hereby given the same meaning as sat forth in the Sublease.

     2. Subject to the terms, covenants and conditions of this Consent Agreement Sublessor hereby consents to the Assignment of Sublease.

     3. The Assignment of Sublease is subject to the Sublease and to all of the terms covenants, conditions, provisions, and agreements set forth in the Sublease, whether or not they have accrued prior to the Effective Date.

     4. Sublessor's consent to the Assignment of Sublease shall not be deemed, or act as, a release of Sublessee from any past, present or future obligations and liabilities under the Sublease. Sublessee shall remain liable for the prompt payment of rent and the keeping and performance of all conditions and covenants of the Sublease by the Sublessee to be kept and performed. Sublessee's obligation to pay rent to Sublessor and to perform Sublessee's other obligations as Sublessee under the Sublease shall not be conditional upon the payment of rent by Assignee to Sublessee or the performance by Assignee of Sublessee's other obligations under the Sublease or the Lease.

     5. Neither the Assignment of Sublease nor this Consent Agreement shall:

          (a) Operate as an agreement or approval by Sublessor to or of any of the terms, covenants, conditions, provisions, or agreements of the Sublease (except those provisions of the Sublease which benefit Sublessor) and Sublessor shall not be bound thereby;

          (b) Be construed to modify, waive, or affect any of the terms, covenants, conditions, provisions, or agreements of the Sublease or to waive any breach thereof, or any of Sublessor's rights as Sublessor thereunder; or to enlarge or increase Sublessor's obligations as Sublessor thereunder; or

          (c) Be construed as a consent by Sublessor to any further assignment or any subletting by Assignee, whether or not the Sublease purports to permit the same.

     6. This Consent Agreement is not assignable, nor shall this Consent Agreement be a consent to any amendment, modification, extension, or renewal of the Assignment of Sublease, without Sublessor's prior written consent.

     7. Sublessee and Sublessee covenant and agree that, under no circumstances shall Sublessor be liable for any brokerage commission or other charge or expense in connection with the Assignment of Sublease, and Sublessee and Assignee agree to indemnify Sublessor against same and against any cost or expense (including, but not limited, to attorneys' fees) incurred by Sublessor in resisting any claim for any such brokerage commission.

     8. Sublessee and Assignee understand and acknowledge that Sublessor's consent hereto is not a consent to any improvement or alteration work being performed in the Premises, and that Sublessor's consent must be separately sought for such work. Sublessee and Assignee acknowledge and agree that (i) they have reviewed a copy of that certain letter from Landlord to Sublessor dated May 12, 1999 (a copy of which is attached hereto as Exhibit B and made a part hereof) wherein Landlord summarizes certain points of concerns relating to repairs and/or maintenance presently being demanded or requested to be performed by Landlord at or about the Premises pursuant to the Lease, (ii) Sublessor shall have no responsibility or obligation to satisfy such repair and/or maintenance demands under the Sublease, (iii) such repairs and maintenance obligations are the responsibility of Sublessee under the Sublease, and (iv) Sublessee's or Assignee's failure to satisfy such demands could result in default under the Sublease and/or Lease.

     9. Notwithstanding any provision of the Sublease or this Consent Agreement to the contrary, Sublessee and Assignee agree that Sublessor shall not be (i) liable for any act or omission of Assignee or Sublessee under the Assignment of Sublease or Sublease; (ii) subject to any offsets or defenses which Assignee may have against Sublessee; or (iii) bound by any amendment or modification of the Assignment of Sublease made without Sublessor's prior written consent, which may be withheld in the sole and absolute discretion of Sublessor.

     10. Sublessee and Assignee represent and warrant to Sublessor that there are no additional payments of rent or consideration of any type payable by Assignee to Sublessee with regard to the Premises.

     11. In the event of Assignee's default under the provisions of the Assignment of Sublease, the rent due from the Assignee under the Assignment of Sublease and/or Sublease shall be deemed assigned to Sublessor, Sublessor shall credit Assignee and Sublessee with any rent received by Sublessor under such Assignment of Sublease and/or Sublease, but the acceptance of any payment on account of rent from the Assignee or Sublessee as the result of any such default shall in no manner whatsoever be deemed an attornment by the Assignee to Sublessor, or by the Sublessee to Sublessor, or serve to release Sublessee or Assignee from any liability under the terms, covenants, conditions, provisions, or agreements under the Sublease. Notwithstanding the foregoing, any other payment of rent from the Assignee or Sublessee directly to Sublessor, regardless of the circumstances or reasons therefor, shall in no manner whatsoever be deemed an attornment by the Assignee or Sublessee to Sublessor in the absence of a specific written agreement signed by Sublessor to such an effect.

     12. The term of the Sublease shall expire and come to an end upon the earlier of; (i) its natural expiration date or any premature termination date thereof, (ii) subject to the Nondisturbance, Recognition and Attornment Agreement dated November 12, 1996, among Landlord, Sublessor and

Sublessee, concurrently with any premature termination of the Lease (whether by consent or other right, now or hereafter agreed to by Sublessor or Sublessee (with or without Sublessee approval or consent), or by operation of law or at Sublessor's option in the event of default by Sublessee), or (iii) the expiration date of the Sublease.

     13. Intentionally Deleted.

     14. This Consent Agreement shall for all purposes be construed in accordance with and governed by the laws of the State of California. This Consent Agreement shall not be effective until executed and delivered by all the parties hereto.

     15. If any one or more of the provisions contained in this Consent Agreement shall be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained in this Consent Agreement shall not in any way be affected or impaired thereby.

     16. Assignee and Sublessee agree that this Consent Agreement satisfies the condition of the Assignment of Sublease and/or Sublease that Sublessor shall not unreasonably withhold its written consent to the Sublease.

     17. This Consent Agreement shall be governed by the laws of the State of California.

     18. All of the provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

     19. If any party hereto brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, trial or appeal shall be entitled to its reasonable attorneys' fees to be paid by the losing party or parties as fixed by the court.

     20. This Consent Agreement shall be construed according to its fair meaning, and shall not be construed for or against any party regardless of which party is deemed to have drafted this Consent Agreement or any portion hereof.

     21. This Consent Agreement may be executed in any number of counterparts. Each counterpart hereof shall be deemed an original, but all counterparts shall constitute one and the same agreement.

     22. Time is of the essence of all of the provisions of this Consent Agreement.

     23. The covenants and agreements of Assignee and Sublessee contained herein shall survive the expiration or sooner termination of the Assignment of Sublease, Sublease and the Lease.

     24. Sublessee hereby acknowledges and agrees that its First Right to Negotiate (as defined in Rider 23 of the Sublease) automatically terminates upon the effectiveness of the Assignment of Sublease.

     25. Concurrent with the execution of Consent Agreement, Sublessee shall pay to Sublessor an amount equal to One Thousand Nine Hundred Twenty-Two Dollars ($1,922), representing Sublessor's attorneys' fees and costs incurred in connection with the review of the Assignment of Sublease, the preparation of this Consent Agreement and an amount equal to __________________ Dollars ($_______) representing the charges Sublessor has incurred from Landlord in connection with Landlord's review of the Assignment of Sublease and its preparation of a consent.

     26. All insurance policies which are required to be obtained under the Sublease shall name Sublessor and Landlord as additional insured and copies of such policies and not merely certificates of insurance shall be delivered to Sublessor and Landlord in accordance with the Sublease.

     27. The termination of the Assignment of Sublease by Sublessee or Assignee shall not release Assignee or Sublessee of any obligations they have to Sublessor and/or Landlord under the Sublease.

     28. This Consent Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute one instrument.

     29. Sublessor, Sublessee and Assignee (i) have each agreed to permit the use, from time to time and where appropriate, of faxed signatures in order to expedite the transaction contemplated by this Consent Agreement, (ii) each Intend to be bound by its respective faxed signature, (iii) are each aware that the other will rely on the faxed signature, and (iv) each acknowledge such reliance and waiver any defenses to the enforcement of the documents effecting the transaction contemplated by this Consent Agreement based on a faxed signature.

     The execution of a copy of this Consent Agreement by Assignee and Sublessee shall indicate Sublessee's and Assignee's confirmation of the foregoing conditions and agreement to be bound thereby and shall constitute Assignee's acknowledgment that it has received a copy of the Sublease.

     IN WITNESS WHEREOF, the parties hereto have executed this Consent Agreement as of the day and year of the Sublease.

                                    SUBLESSEE:

                                    PEMSTAR INC.
                                    a Minnesota corporation


                                    By:
                                       -----------------------------------------
                                    Print name:
                                                --------------------------------
                                    Title:
                                          --------------------------------------

                                    By:
                                       -----------------------------------------
                                    Print name:
                                                --------------------------------
                                    Title:
                                           -------------------------------------


                                    SUBLESSEE:

                                    BELL MICROPRODUCTS, INC.
                                    a California corporation


                                    By: /s/ Bruce M. Jaffe
                                        ----------------------------------------
                                    Print name: Bruce M. Jaffe
                                                --------------------------------
                                    Title: Sr. Vice President
                                           -------------------------------------

                                    By: /s/ Phil Roussey
                                        ----------------------------------------
                                    Print name: Phil Roussey
                                                --------------------------------
                                    Title: Sr. Vice President
                                           -------------------------------------

                                    SUBLESSOR:

                                    JOURNAL COMMUNICATIONS, INC.
                                    a Wisconsin corporation

                                    By:
                                       -----------------------------------------
                                    Print name:
                                                --------------------------------
                                    Title:
                                          --------------------------------------

                                    By:
                                       -----------------------------------------
                                    Print name:
                                                --------------------------------
                                    Title:
                                           -------------------------------------

                                    IPC COMMUNICATION SERVICES, INC.
                                    (formerly known as IMPERIAL PRINTING
                                    COMPANY), a Michigan corporation


                                    By:
                                       -----------------------------------------
                                    Print name:
                                                --------------------------------
                                    Title:
                                          --------------------------------------

                                    By:
                                       -----------------------------------------
                                    Print name:
                                                --------------------------------
                                    Title:
                                           -------------------------------------